Exhibit 10.2

(WHEREVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERIK*, SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

REGENTS/REPLIGEN SETTLEMENT AGREEMENT

THIS REGENTS/REPLIGEN SETTLEMENT AGREEMENT (the “Agreement”) is made this 16th day of November 2004 by and among Repligen Corporation, a Delaware corporation (“Repligen”), The Regents of the University of California (the “Regents”) and Robert Naviaux, M.D., Ph.D. (“Naviaux”). Each of Repligen, the Regents and Naviaux is referred to herein as a “Party” and they are collectively referred to herein as the “Parties.”

This Agreement is effective on the date on which the last-to-sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents (as defined below).

W I T N E S S E T H:

WHEREAS, Wellstat Therapeutics Corporation (formerly known as Pro-Neuron, Inc.), a California corporation (“Wellstat”), brought suit against the Regents, Naviaux and Repligen, in the Superior Court of the State of California, County of San Diego in Case No. GIC 769430 and The Regents and Naviaux filed counterclaims against Wellstat and Reid von Borstel, Ph.D. (“von Borstel”) (such action, together with any and all complaints, amended complaints, cross complaints and amended cross complaints associated therewith, the “Litigation”); and

WHEREAS, on June 4, 2003, Wellstat, von Borstel, the Regents, Naviaux and Repligen entered into a Term Sheet for Settlement of Legal Dispute (the “Term Sheet”).

In view of the foregoing, and without admitting the validity of any assertion, contention or defense made in the Litigation, the Parties have agreed to settle the Litigation on the terms set forth herein and in the other Resolution Documents.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Definitions. For purposes of this Agreement, each of the following terms or phrases shall have the meaning ascribed thereto.

1.1 “Actions and Claims” mean any and all claims, demands, obligations or causes of action for compensatory or punitive damages, unjust enrichment, costs, losses, expenses, attorney’s fees and compensation, whether based on statute, tort, contract or other theory of recovery, that have accrued or may accrue as a result of events which have already occurred, and that relate to the subject matter referenced in the Complaint, the First, Second and Third Amended Complaints, the Cross-Complaint and the Amended Cross-Complaint filed in the

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Litigation, excluding claims of inventorship which will be governed by arbitration as set forth in Section 2 of the Regents/Wellstat Settlement Agreement and/or interference proceedings as described in Section 2.1.5 of the Regents/Wellstat Settlement Agreement.

1.2 “Affiliate” means any Person that controls, is controlled by, or is under common control with a specified Person. For purposes of this Section, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

1.3 “Amended Repligen Licenses” means the License Agreement dated November 28, 2000 (the “November 2000 License”) between Repligen and the Regents for Case No. SD 2000-166 “Treatment for Hyperuricosuric Autism” and the License Agreement dated December 13, 2000 (the “December 2000 License”) between Repligen and the Regents for Case No. SD 1999-068 “The Use of PN401 in the Treatment of Mitochondrial Disease,” each as amended as of even date herewith.

1.4 “Person” means any individual, sole proprietorship, partnership, joint venture, trust, union, unincorporated organization, corporation, limited partnership, limited liability partnership, limited liability company, governmental agency or department, or other entity or organization.

1.5 “Regents Released Parties” means any or all of (a) the Regents, (b) the current or former Affiliates of the Regents, (c) the successors and assigns of the entities and individuals described in clauses (a) and (b) of this Section, and (d) the officers, directors, trustees and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including Naviaux.

1.6 “Regents/Wellstat License Agreement” means that certain License Agreement of even date herewith by and between the Regents and Wellstat.

1.7 “Regents/Wellstat Settlement Agreement” means that certain Regents/Wellstat Settlement Agreement of even date herewith by and between Wellstat and the Regents.

1.8 “Repligen Released Parties” means any or all of (a) Repligen, (b) the current and former Affiliates of Repligen, (c) the successors and assignees of the entities and individuals described in clauses (a) and (b) of this Section and (d) the officers, directors and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section.

1.9 “Resolution Documents” means this Agreement, the Regents/Wellstat Settlement Agreement, the Wellstat/Repligen Settlement Agreement, the Regents/Wellstat License Agreement, and each of the Amended Repligen Licenses.

1.10 “Term Sheet Effective Date” means July 11, 2003.

1.11 “Wellstat/Repligen Settlement Agreement” means that certain Wellstat/Repligen Settlement Agreement of even date herewith by and between Wellstat and Repligen.

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2. Resolution Documents

2.1 Each of Repligen and the Regents has reviewed and is familiar with each of the Resolution Documents and has had the opportunity to confer with counsel of its choice with respect to the effect on its rights and obligations, both direct and indirect, of each such agreement. In particular, Repligen has reviewed and is familiar with the rights and obligations of Repligen, the Regents, and Wellstat under the Regents/Wellstat Settlement Agreement and agrees to be bound by Articles 1 and 2 and Sections 3.1.3, 3.3, 5.1.3, 5.3, 5.6 and 5.7 of the Regents/Wellstat Settlement as if it were a party thereto.

2.2 Repligen and the Regents agree to enter into the amendments to the November 2000 License and the December 2000 License attached hereto as Exhibit A and Exhibit B (the “License Amendments”) simultaneously with the execution of this Agreement.

3. Releases and Covenant not to Sue.

3.1 Upon the Term Sheet Effective Date, in consideration of mutual releases, covenants, licenses, agreements, rights and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Regents and its predecessors, successors, heirs and past, present and future officers, directors, trustees, agents and employees including, without limitation, Naviaux, hereby release, acquit and forever discharge each of the Repligen Released Parties from all Actions and Claims.

3.2 Upon the Term Sheet Effective Date, in consideration of mutual releases, covenants, licenses, agreements, rights and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Repligen and its predecessors, successors, heirs and past, present and future officers, directors, trustees, agents and employees hereby release, acquit and forever discharge each of the Regents Released Parties from all Actions and Claims.

3.3 Each Party, for itself, agrees and covenants that such Party shall not, directly or indirectly, bring, commence, initiate, institute, maintain or prosecute any Actions and Claims against any Person or other entity that such Party has released pursuant to this Agreement for any matters that such Party has released pursuant to this Agreement and any such Person or entity so released may plead this Agreement as a full and complete defense against any Action and Claim brought against such Person or other entity in violation of the terms of this Section.

3.4 THE PARTIES ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY THEIR LEGAL COUNSEL AND ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.” THE PARTIES, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVE ANY RIGHTS THEY MAY HAVE THEREUNDER, AS WELL UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT. The Parties acknowledge that there is a risk that

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subsequent to the execution of this Agreement, one or more of them may incur or suffer loss, damages or injuries in some way caused by the matters covered by the aforementioned releases, but which are unknown or unanticipated at the time this Agreement is executed. The Parties hereby assume this risk and understand that the releases herein shall apply to all unknown or unanticipated Actions and Claims (as previously defined), as well as those known and anticipated.

4. Payment. In consideration for the License Amendments, The Regents hereby agrees to pay, in lawful currency of the United States of America, a single payment of * to Repligen. This payment shall be made by wire-transfer within thirty (30) business days after the last Party executes this Agreement.

The proper wire-transfer information for payment is as follows:

Bank Name:	*
ABA Routing Number:	*
Customer Name:	*
Customer Account Number:	*

With copy of the transaction receipt to:

Repligen Corporation
41 Seyon Street
Building #1, Suite 100
Waltham, MA 02453
Attention: Vice President, Finance & Administration

Telephone: 781-250-0110
Telefax: 781-250-0115

5. Miscellaneous.

5.1 Payment of Costs. Each of the Parties understands and agrees that each shall be responsible for the payment of its attorneys’ fees and costs incurred in connection with the Litigation, including negotiating, drafting and executing of the Term Sheet, this Agreement, the Resolution Documents and any other agreements and documents related to the settlement of the Litigation.

5.2 Waiver of Breach or Violation Not Deemed Continuing. The waiver by any Party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

5.3 Governing Law. This Agreement shall be interpreted, construed and governed according to the laws of the State of California without regard to its conflict of laws rules.

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5.4 Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no manner be construed as a part of this Agreement.

5.5 Entire Agreement. This Agreement and the other Resolution Documents contain the entire understanding and agreement between the Parties with regard to the subject matter hereof, and are intended to settle any and all disputes relating to the matters as set forth herein. Exhibit A and Exhibit B to this Agreement are incorporated herein by reference. This Agreement and the other Resolution Documents supersede any prior understandings or agreements regarding the subject matter hereof, including, without limitation, the Term Sheet, and there are no representations, agreements, arrangements, or understandings, oral or written, that set forth the terms of this Agreement which are not fully expressed herein.

5.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

5.7 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. Furthermore, if any of the terms set forth in this Agreement fails to comply with all applicable laws, statutes and regulations, or is void as against public policy or otherwise unenforceable (or render any other provision illegal, against public policy or unenforceable), the Parties will negotiate in good faith to revise such terms and to renegotiate such other terms that fairly relate to the problematic term.

5.8 Modifications; Waivers. No change, modification, extension, termination or waiver of any obligation, term or provision contained herein shall be valid or enforceable unless same is reduced to writing and signed by a duly authorized representative of each of the Parties to be bound hereby. No waiver of any right in any one instance shall constitute a waiver of that right or of any other right in other instances under this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereto have caused this Regents/Repligen Settlement Agreement to be executed and acknowledged by themselves or their authorized representatives on the day and year written below.

REPLIGEN

Repligen Corporation, a Delaware corporation

By:	/s/ Walter Herlihy
Its: Authorized Officer

Date: November 15, 2004

REGENTS

The Regents of the University of California

By:	/s/ P. Martin Simpson
P. Martin Simpson, General Counsel
Its: Authorized Officer

Date:_November 8, 2004

NAVIAUX

/s/ R.K. Naviaux
Robert Naviaux, M.D., Ph.D.
Date: November 16, 2004

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EXHIBIT A

Amendment to November 2000 License

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AMENDMENT TO THE LICENSE AGREEMENT

BETWEEN REPLIGEN CORPORATION AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR CASE NO. SD 2000-166

“TREATMENT FOR

HYPERURICOSURIC AUTISM”

THIS AMENDMENT (“Amendment”) is made by and between Repligen Corporation, a Delaware corporation having an address at 41 Seyon Street, Building #1, Waltham, Massachusetts 02453 (“Repligen” or “LICENSEE”) and The Regents of the University of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“The Regents” or “UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”). Repligen and The Regents are each referred to herein as a “Party” and they are collectively referred to herein as the “Parties.”

This Agreement is effective on the date on which the last-to-sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents (as defined below) (“Effective Date”).

RECITALS

WHEREAS, the Parties entered into a License Agreement, effective November 28, 2000, entitled “License Agreement between Repligen Corporation and The Regents of the University of California for Case No. SD 2000-166 ‘Treatment for Hyperuricosuric Autism,’” which is attached hereto as Exhibit A (the “License Agreement”), pursuant to which Repligen obtained certain rights from The Regents for commercial development, use, and sale of the inventions disclosed in UCSD Case Docket No. SD 2000-166, naming Theodore Page, Ph.D (“Page”) as inventor, in return for good and valuable consideration as described therein; and

WHEREAS, Wellstat Therapeutics Corporation (formerly known as Pro-Neuron, Inc.) (“Wellstat”) brought suit against The Regents, Dr. Robert Naviaux (“Naviaux”) and Repligen in the Superior Court of the State of California, County of San Diego in Case No. GIC 769430 and The Regents and Naviaux filed counterclaims against Wellstat and Dr. Reid von Borstel (“von Borstel”) (such action, together with any and all complaints, amended complaints, cross complaints and amended cross complaints associated therewith, the “Litigation”); and

WHEREAS, Wellstat, von Borstel, The Regents, Naviaux and Repligen participated in mediation conducted in San Diego, California from May 27 to June 3, 2003; and

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WHEREAS, on June 4, 2003, Wellstat, von Borstel, the Regents, Naviaux and Repligen entered into a Term Sheet for Settlement of Legal Dispute (the “Term Sheet”) and certain terms of which were implemented in, and which in its entirety was superceded by, a Settlement Agreement of even date herewith, by and between Wellstat, von Borstel, The Regents and Naviaux (“Regents/Wellstat Settlement Agreement”), in a Settlement Agreement of even date herewith, by and between The Regents and Repligen (“Regents/Repligen Settlement Agreement”), and in a Settlement Agreement of even date herewith, by and between Wellstat and Repligen (“Wellstat/Repligen Settlement Agreement”);

WHEREAS, the Parties hereto wish to amend the License Agreement with Repligen agreeing to relinquish certain rights granted by The Regents therein in return for good and valuable consideration;

WHEREAS, the Parties recognize that, while certain issues with respect to inventorship shall remain uncertain until the completion of the Patent Arbitration, this Amendment shall nonetheless be effective as of the Effective Date; and

WHEREAS, in view of the foregoing, and without admitting the validity of any assertion, contention or defense made in the Litigation, the Parties have agreed to amend the License Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the promises and agreements contained within the License Agreement and this Amendment, and other good and valuable consideration (as described in Article 4 of the Regents/Repligen Settlement Agreement; Article 4 is reproduced here as Exhibit B), the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. The first Recital is hereby amended to read:

WHEREAS, the inventions claimed in the Patent Rights (as defined below) shall be referred to herein as the “Inventions.”

2. The second Recital is hereby deleted in its entirety.

3. Definitions. For purposes of this Amendment, each of the following terms or phrases shall have the meaning ascribed thereto. Capitalized terms used but not defined herein shall have the meaning set forth in the License Agreement.

4. Paragraph 1.6 is hereby amended to read:

1.6

“Patent Rights” means all rights under patent laws anywhere in the world in and to (i) the Naviaux/Page Invented Claims and the Jointly Invented Claims of the Page Applications that, as a result of the Patent Arbitration, become or remain owned by UNIVERSITY (either solely or jointly with Wellstat and/or LICENSEE), in the event that the Page Applications are

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subject to Patent Arbitration, (ii) all of the claims of the Page Applications, in the event that the Page Applications are not subject to Patent Arbitration.

5. Paragraph 1.8 is hereby deleted in its entirety.

6. Paragraph 1.9 of the License Agreement is hereby amended to read:

1.9	“Licensed Product” means compounds that are not Acylated Pyrimidines, in combination with or not in combination with a Permitted Impurity, that are used to practice any Licensed Method.

7. Paragraph 1.11 of the License Agreement is hereby amended to read:

1.11	“Patent Costs” means all out-of-pocket expenses for the Patent Prosecution of all United States and foreign patents included in the Page Applications.

8. Paragraph 1.14 is hereby amended to read:

1.14	“Pro-Neuron” means any or all of: (i) Wellstat Therapeutics Corporation (formerly known as Pro-Neuron, Inc.) (“Wellstat”), (ii) any entity which is a successor to Wellstat, and (iii) any company acquiring assets from Wellstat wherein said assets are inclusive of rights that overlap or conflict with Patent Rights.

9. Paragraph 1.15 is hereby added to the License Agreement to read:

1.15	“Acylated Pyrimidines” means a derivative of a uridine nucleoside or nucleotide or a derivative of a cytidine nucleoside or nucleotide in which an acyl substituent derived from a carboxylic acid is attached to one or more of the free hydroxyl groups of the ribose moiety of the nucleoside with an ester linkage and/or where such a substituent is attached to the amine substituent of the pyrimidine ring of cytidine, with an amide linkage. Such acyl substituents are derived from carboxylic acids which include, but are not limited to, compounds selected from the group consisting of a fatty acid, an amino acid, nicotinic acid, dicarboxylic acids, lactic acid, p-aminobenzoic acid and orotic acid. A compound is included in “Acylated Pyrimidines” based on its chemical structure, regardless of the manner in which it is made. By way of example and not limitation, Acylated Pyrimidines include, but are not limited to 2’,3’,5’-tri-O-acetyluridine, 2’-O-propanoyluridine, N4-acetylcytidine, 2’-O-acetyl-3’-O-ethoxyuridine, uridine 2’-O-malonate, and 2’,3’-diacetyluridine-5’-monophosphate. By way of example and not limitation, Acylated Pyrimidines exclude uridine, cytidine, acyl derivatives of 6-carboxycytidine, 2’-O-carboxypropyluridine, 3’-O-acetoxyethyluridine, and uridine-5’-monophosphate.

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10. Paragraph 1.16 is hereby added to the License Agreement to read:

1.16	“Jointly Invented Claims” means those claims within the Page Applications that are determined in the Patent Arbitration (regardless of the decision of any other authority) to have been invented jointly by (a) one or more Wellstat Inventors and (b) one or more Regents Inventors and/or one or more Third Party Inventors.

11. Paragraph 1.17 is hereby added to the License Agreement to read:

1.17	“Naviaux/Page Invented Claims” means those claims of the Page Applications that are determined in the Patent Arbitration (regardless of the decision of any other authority), if review is requested, to have been invented by one or more Regents Inventors and/or one or more Third Party Inventors, and not by any Wellstat Inventor. In the event that the Page Applications are not subject to Patent Arbitration pursuant to the Regents/Wellstat Settlement Agreement, then all of the claims in the Page Applications shall be Naviaux/Page Invented Claims.

12. Paragraph 1.18 is hereby added to the License Agreement to read:

1.18	“Non-Acylated Pyrimidines” means any pyrimidine, derivative of a pyrimidine, or pyrimidine-based nucleoside, other than an Acylated Pyrimidine.

13. Paragraph 1.19 is hereby added to the License Agreement to read:

1.19	“Page Applications” means U.S. Application No. 09/689,551 and the corresponding PCT application WO 02/30354 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

14. Paragraph 1.20 is hereby added to the License Agreement to read:

1.20	“Patent Arbitration” means the process for determining inventorship of the Page Applications, if review is requested, contemplated by Article 2 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit C).

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15. Paragraph 1.21 is hereby added to the License Agreement to read:

1.21	“Patent Prosecution” means the preparation, filing, prosecution and maintenance of patent and/or patent applications, including, without limitation, activities in connection with any patentability opinions, inventorship determinations, re-examinations, reissues, interferences and/or opposition activities arising out of the foregoing, but excluding interferences and/or opposition activities in connection with interferences and/or oppositions between the Regents, Wellstat, and/or Repligen. For the avoidance of doubt, Patent Prosecution shall not include activities in connection with the Patent Arbitration contemplated by Article 2 of the Regents/Wellstat Settlement Agreement.

16. Paragraph 1.22 is hereby added to the License Agreement to read:

1.22	“Permitted Impurity” means, with respect to compounds that are not Acylated Pyrimidines, a trace amount of Acylated Pyrimidine not intended to and unlikely to have any significant therapeutic effect and resulting solely from the inability of Repligen or its Sublicensees, acting in a commercially reasonable manner, to produce such compound free of Acylated Pyrimidines, the percentage of which by weight is no greater than one percent (1.0%) of the total combined weight of Acylated Pyrimidines and Non-Acylated Pyrimidines in such combination in finished form.

17. Paragraph 1.23 is hereby added to the License Agreement to read:

1.23	“Person” means any individual, sole proprietorship, partnership, joint venture, trust, union, unincorporated organization, corporation, limited partnership, limited liability partnership, limited liability company, governmental agency or department, or other entity or organization.

18. Paragraph 1.24 is hereby added to the License Agreement to read:

1.24	“Regents Inventor” means, with respect to a claim, Naviaux, Page, or any Person who is obliged to assign rights in the invention disclosed in such claim to UNIVERSITY other than pursuant to Article 3 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit D).

19. Paragraph 1.25 is hereby added to the License Agreement to read:

1.25	“Regents/Wellstat License Agreement” means that certain License Agreement of even date herewith between Wellstat and UNIVERSITY.

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20. Paragraph 1.26 is hereby added to the License Agreement to read:

1.26	“Resolution Documents” shall have the meaning set forth in Section 1.26 of the Regents/Wellstat Settlement Agreement (reproduced here in Exhibit H).

21. Paragraph 1.27 is hereby added to the License Agreement to read:

1.27	“Third Party Inventor” means Deborah Brewer or Charles Moseley.

22. Paragraph 1.28 is hereby added to the License Agreement to read:

1.28	“von Borstel Invented Claims” means those claims of the Page Applications, if any, determined in the Patent Arbitration (regardless of the decision of any other authority), if review is requested, to have been invented by one or more Wellstat Inventors, and not by any Regents Inventor and/or Third Party Inventor.

23. Paragraph 1.29 is hereby added to the License Agreement to read:

1.29	“Wellstat Inventor” means, with respect to a claim, von Borstel or any other employee of Wellstat or one or more of its Affiliates who is not obliged to assign rights in the invention disclosed in such claim to UNIVERSITY, other than pursuant to Article 3 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit D), or to Repligen.

24. Paragraph 2.1 is hereby amended to read:

2.1	License.

(a)	Subject to the limitations set forth in this Agreement, UNIVERSITY hereby grants to LICENSEE, and LICENSEE hereby accepts, a license under UNIVERSITY’s rights in the Patent Rights to develop, make, have made, use, sell, offer for sale, and import Licensed Products and practice Licensed Methods using Licensed Products in the Field within the Territory and during the Term.

(b)

The license granted herein under UNIVERSITY’s rights in the Patent Rights in the Naviaux/Page Invented Claims is exclusive (subject to Wellstat’s rights with respect to “Permitted Impurities” as defined in the Regents/Wellstat License Agreement) with respect to Licensed Products. The license granted herein under UNIVERSITY’s rights in the Patent Rights in the Jointly Invented Claims is co-exclusive (with Wellstat and its sublicensees) with respect to Licensed Products. Notwithstanding the foregoing, under no circumstances (other than application of Paragraph 2.1(c) below) is any license granted pursuant to this Agreement under the Patent Rights, whether by implication, exhaustion, estoppel, waiver or otherwise, to develop, make, have made, use, offer for sale, sell, or import

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any Acylated Pyrimidine, whether alone or in combination with other compositions of matter, other than solely a Permitted Impurity in a combination with one or more Licensed Products.

(c)	If, upon termination of the Regents/Wellstat License Agreement, this Agreement has not been terminated and LICENSEE is not in material breach of this Agreement, UNIVERSITY agrees to expand the definition of Licensed Product to include any commercial product, the manufacture, use, sale, offer for sale, or importation of which is claimed by one or more Valid Claims within the Naviaux/Page Invented Claims or the Jointly Invented Claims and to expand the exclusivity of the licenses granted herein to be exclusive under UNIVERSITY’s rights in the Naviaux/Page Invented Claims and co-exclusive (with Wellstat) under UNIVERSITY’s rights in the Jointly Invented Claims; provided that such expansion of Repligen’s rights hereunder shall be subject to the rights of any sublicensee of Wellstat’s rights under the Regents/Wellstat License Agreement that survive such termination.

(d)	No rights are granted under this Agreement, expressly or by implication, exhaustion, estoppel, waiver, or otherwise, under the von Borstel Invented Claims.

(e)	Appended hereto as Exhibit E are charts reflecting the allocation of rights under the Regents/Wellstat Settlement Agreement, the Regents/Wellstat License Agreement, this Agreement and the License Agreement, effective December 13, 2000, entitled “License Agreement between Repligen Corporation and The Regents of the University of California for Case No. SD 1999-068 ‘The Use of PN401 In The Treatment Of Mitochondrial Disease,’” as amended. Such charts are appended hereto for illustration purposes only and in the event of a conflict between the terms of this Agreement and such charts, the terms of the Agreement shall control.

25. Paragraph 2.2(a) is hereby amended to read:

(a)	The license granted in Paragraph 2.1 includes the right of LICENSEE to grant sublicenses of Patent Rights to third parties during the Term but only for so long as the license is exclusive or co-exclusive.

26. Paragraph 2.2(b)(2) is hereby amended to read:

(2) to the extent applicable, include all of the rights of and obligations due to UNIVERSITY and contained in this Agreement;

27. Commencing with the payment for 2003, the amount of the License Maintenance Fees provided by Paragraph 3.1(b) of the License Agreement is hereby decreased from *. This change is not retroactive for payments for 2002 or years prior to 2002. All other terms of this provision remain unchanged.

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28. Paragraph 3.1(c) of the License Agreement is hereby amended to read:

c) milestone payments in the amounts payable according to the following schedule of events and subject to the following provisions:

Amount	Date or Event
(1) *	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a placebo controlled Phase II clinical study to evaluate the efficacy as a human therapeutic candidate of a Licensed Product which is covered by a Valid Claim under the Patent Rights.

(2) *	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a Phase III clinical study to evaluate the efficacy as a human therapeutic candidate of a Licensed Product which is covered by a Valid Claim under the Patent Rights but no later than September 30, 2010.

(3) *	Receipt by LICENSEE or a Sublicensee of LICENSEE of a approval letter from the U.S. Food & Drug Administration for the commercial sale of a Licensed Product but no later than September 30, 2012.

i) In the event that a milestone payment becomes due wherein the Licensed Product which is the subject of said milestone payment is also covered under a separate license granted to LICENSEE by UNIVERSITY, requiring similar milestone payments, only the higher of the payments (or, if equal, a single payment) for that milestone shall be due.

ii) The “3rd” milestone payment of * will be * creditable toward earned royalties payable by LICENSEE to UNIVERSITY under this Agreement.

26. Paragraph 3.1(f) is hereby added to the License Agreement.

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(f)	In the event that the Patent Arbitrator determines that Wellstat Inventors are the sole inventors on all of the claims of the Page Applications pursuant to the “Patent Arbitration” procedures and “Ownership of Patent Rights” provisions set forth in Articles 2 and 3 of the Regents/Wellstat Settlement Agreement, LICENSEE shall no longer have any rights under this Agreement and this Agreement shall automatically terminate.

27. Paragraph 3.2 is hereby amended to read:

3.2. Patent Costs.

(a)	LICENSEE shall reimburse UNIVERSITY for all Patent Costs incurred by the Regents at any time prior to the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit C, plus a fifteen percent (15%) patent service fee within thirty (30) days following receipt by LICENSEE of an itemized invoice from UNIVERSITY.

(b)	As of the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit C, and subject to Section 5.1.3 of the Regents/Wellstat Settlement Agreement attached hereto as Exhibit F, LICENSEE agrees that LICENSEE and Wellstat shall be jointly and severally liable to UNIVERSITY for all Patent Costs. Without limiting the foregoing, the parties hereto acknowledge that LICENSEE and Wellstat have agreed to an allocation of responsibility, as between themselves, for Patent Costs that is set forth in Section 3.4.6 of the Wellstat/Repligen Settlement Agreement and attached hereto as Exhibit G. In addition, LICENSEE shall, with respect to LICENSEE’s portion of Patent Costs as set forth in Section 3.4.6 of the Wellstat/Repligen Settlement Agreement, pay to UNIVERSITY a fifteen percent (15%) patent service fee.

28. Paragraph 3.5 is hereby deleted in its entirety.

29. In both Paragraphs 4.2(b) and 4.3(c), the term “one percent (1%) per month” is hereby amended to read “ten percent (10%) per year.”

30. Paragraph 4.3(b)(5) is hereby deleted in its entirety.

31. Paragraphs 5.1(b) and 5.1(c) are hereby amended to read:

(b)	In the event that UNIVERSITY is responsible for Patent Prosecution of the Page Applications or claims thereof:

(1)	UNIVERSITY shall provide LICENSEE with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of the Page Applications and UNIVERSITY will also consider in good faith all suggestions of LICENSEE as to prosecution and extension matters, including scope of claims and patent term, of each such application.

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(2)	UNIVERSITY shall prepare, file and prosecute patent applications as to the Page Applications and maintain patents issued from such applications in such jurisdictions as LICENSEE shall request.

(3)	If LICENSEE does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country, LICENSEE shall give prompt written notice (a “Withdrawal Notice”) of such fact to UNIVERSITY and any license that LICENSEE had prior to such Withdrawal Notice to any patent rights in such country shall thereafter be terminated. From and after the date of delivery of the Withdrawal Notice, LICENSEE shall not be obligated to pay any cost of Patent Prosecution of a patent application or patent in such country. For the avoidance of doubt, (a) until and unless both Wellstat and LICENSEE give a Withdrawal Notice to UNIVERSITY, the non-withdrawing party shall remain liable for such costs to the Regents in accordance with Section 3.4.6 of the Wellstat/Repligen Settlement Agreement and attached hereto as Exhibit G and (b) from and after the date of delivery of Withdrawal Notices from both Wellstat and LICENSEE, UNIVERSITY shall, at its sole discretion, have the right but not the obligation to prosecute and maintain such patent applications and claims in such patent applications.

(4)	If UNIVERSITY elects not to prepare, file, prosecute or maintain any of the Page Applications or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, UNIVERSITY shall promptly (and in any event not less than thirty (30) days prior to the deadline for taking appropriate action with respect to such application) notify LICENSEE and Wellstat of that election. If UNIVERSITY elects not to prepare, file, prosecute or maintain any Page Application or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, LICENSEE shall have the right to step in and take over responsibility for Patent Prosecution of such applications or claims thereof in the name and on behalf of the owner(s) thereof by notice to UNIVERSITY and Wellstat; provided that all costs of such Patent Prosecution

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(including attorneys’ fees) incurred after the date such notice is given by LICENSEE shall be shared as set forth in Section 5.7 of the Regents/Wellstat Settlement Agreement. If LICENSEE elects not to prepare, file, prosecute or maintain any of the Page Applications or claims thereof for which is it responsible pursuant to the Regents/Wellstat Settlement Agreement or any Page Applications or claims thereof with respect to which UNIVERSITY has elected not to prepare, file, prosecute or maintain, Wellstat shall have the right, by notice to UNIVERSITY and LICENSEE and at its sole cost and expense, to step in and take over responsibility for Patent Prosecution of such Page Applications or claims thereof in the name and on behalf of the owner(s) thereof to the extent necessary to protect its rights under this Agreement.

(c)	In the event that LICENSEE is responsible for Patent Prosecution of the Page Applications or claims thereof:

(1)	LICENSEE shall diligently prosecute and maintain in the United States and, if applicable, foreign patents, and applications in the Page Applications using counsel of its choice. The counsel shall take instructions from both LICENSEE and UNIVERSITY.

(2)	LICENSEE shall provide UNIVERSITY and Wellstat with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of the Page Applications and LICENSEE will also consider in good faith all suggestions of UNIVERSITY and Wellstat as to prosecution and extension matters, including scope of claims and patent term, of each such application.

(3)	LICENSEE shall prepare, file and prosecute patent applications as to the Page Applications and maintain patents issued from such applications in such jurisdictions as UNIVERSITY and Wellstat shall request.

(4)

If LICENSEE elects not to prepare, file, prosecute or maintain any of the Page Applications or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, LICENSEE shall promptly (and in any event not less than thirty (30) days prior to the deadline for taking appropriate action with respect to such application) notify UNIVERSITY and Wellstat of that election. If LICENSEE elects not to prepare, file, prosecute or maintain any Page Application or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, UNIVERSITY shall have the right to step in and take

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over responsibility for Patent Prosecution of such Page Applications or claims thereof in the name and on behalf of the owner(s) thereof by notice to LICENSEE and Wellstat and Section 5.1(b) shall apply to such Page Applications or claims thereof.

32. Paragraph 5.1(d) is hereby deleted in its entirety.

33. The first sentence of Paragraph 5.2(b) is hereby amended to read:

During the period in which LICENSEE has exclusive rights or co-exclusive rights under this Agreement, LICENSEE has the right to take legal action for infringement of the Patent Rights against such third party for its use of Licensed Products within the scope of LICENSEE’s exclusive or co-exclusive rights.

34. LICENSEE acknowledges that its rights in certain circumstances to control the prosecution of and to obtain recoveries from actions brought pursuant to Section 5.2 are rights with respect to UNIVERSITY and may be impacted in some circumstances by Wellstat’s rights to control the prosecution of and to obtain recoveries from actions brought under Wellstat’s potential rights as a joint owner of the Page Applications and/or pursuant to Section 5.2 of the Regents/Wellstat License Agreement.

35. Paragraph 5.4 is hereby added to the License Agreement to read:

5.4	Further Assurances. Each of the Parties agrees to cooperate with each other Party as reasonably requested by such other Party in order to effectuate the provisions of this Amendment and the License Agreement. Such cooperation shall include, without limitation, (a) taking any and all actions with regard to the PTO or any foreign equivalent to ensure that the inventorship of all claims in the patent applications that are subject to the Patent Arbitration is accurately reflected in the files of the PTO and any foreign equivalent; and (b) transitioning any files, data or other information to any Party preparing, filing, prosecuting, maintaining, enforcing (subject to Section 5.2 herein) or seeking patent term extension of any of the Page Applications. Any such cooperation may also include, without limitation, signing all papers to be filed with the PTO and/or any foreign equivalent, including patent applications, declarations, oaths, formal assignments, assignments of priority rights and powers of attorney, that any Party may request in order to effectuate the provisions of this Amendment and the License Agreement.

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36. The address and telephone numbers for LICENSEE set forth in Paragraph 10.1 of the License Agreement is hereby amended to read:

Repligen Corporation

41 Seyon Street

Building #1, Suite 100

Waltham, MA 02453

Attention: President

Telephone: 781-250-0110

Telefax: 781-250-0115

37. Effect of Amendment. Except as expressly set forth herein, the License Agreement is not amended or modified in any other respect and shall remain in full force and effect in accordance with the terms thereof.

38. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original for all purposes.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized officers to execute and acknowledge this Amendment to the License Agreement Between Repligen Corporation and the Regents of the University of California for Case No. SD 2000-166 “Treatment for Hyperuricosuric Autism” on the date and year written.

REPLIGEN

Repligen Corporation,
a Delaware corporation

By:	/s/ Walter Herlihy
Its: Authorized Officer

Date: November 15, 2004

REGENTS

The Regents of the University of California

By:	/s/ P. Martin Simpson
P. Martin Simpson, General Counsel
Its: Authorized Officer

Date: November 8, 2004

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EXHIBIT A

License Agreement

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LICENSE AGREEMENT

BETWEEN

REPLIGEN CORPORATION

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

CASE NO. SD 2000-166

“Treatment for Hyperuricosuric Autism”

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LICENSE AGREEMENT

This agreement (“Agreement”) is made by and between Repligen Corporation, a Delaware corporation having an address at 117 Fourth Avenue, Needham, MA 02194 (“LICENSEE”) and The Regents Of The University Of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”).

This Agreement is effective on the date of the last signature (“Effective Date”).

RECITALS

WHEREAS, the inventions disclosed in UCSD Case Docket No. SD2000-166 and titled “Treatment for Hyperuricosuric Autism” (“Invention”), were made in the course of research at UCSD by Theodore Page, Ph.D. and his associates (hereinafter the “Inventors”) and are covered by Patent Rights as defined below;

WHEREAS, the research was sponsored in part by the Government of the United States of America and as a consequence this license is subject to overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable regulations;

WHEREAS Theodore Page, Ph.D. is an employee of UCSD and is obligated to assign all of his right, title and interest in the Invention to UNIVERSITY;

WHEREAS, UNIVERSITY is desirous that the Invention be developed and utilized to the fullest possible extent so that its benefits can be enjoyed by the general public;

WHEREAS, LICENSEE entered into a secrecy agreement (UC Control No. 2001-20-0010) with UNIVERSITY, effective July 5, 2000 (“Secrecy Agreement”), for the purpose of evaluating the Invention;

WHEREAS, LICENSEE is desirous of obtaining certain rights from UNIVERSITY for commercial development, use, and sale of the Invention, and the UNIVERSITY is willing to grant such rights; and

WHEREAS, LICENSEE understands that UNIVERSITY may publish or otherwise disseminate information concerning the Invention at any time pursuant to the terms and conditions of this Agreement and that LICENSEE is paying consideration thereunder for its early access to the Invention not continued secrecy therein.

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NOW THEREFORE, the parties agree:

ARTICLE 1. DEFINITIONS

The terms, as defined herein, shall have the same meanings in both their singular and plural forms.

1.1	“Affiliate” means any corporation or other business entity in which LICENSEE owns or controls, directly or indirectly, at least twenty percent (20%) of the outstanding stock or other voting rights entitled to elect directors, or in which LICENSEE is owned or controlled directly or indirectly by at least twenty percent (20%) of the outstanding stock or other voting rights entitled to elect directors; but in any country where the local law does not permit foreign equity participation of at least twenty percent (20%), then an “Affiliate” includes any company in which LICENSEE owns or controls or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law.

1.2	“Sublicensee” means a third party to whom LICENSEE grants a sublicense of certain rights granted to LICENSEE under this Agreement.

1.3	“Field” means therapeutic use.

1.4	“Territory” means all countries of the world.

1.5	“Term” means the period of time beginning on the Effective Date and ending on the later of (i) the expiration date of the longest-lived Patent Rights; or (ii) the twenty-first (21st) anniversary of Effective Date.

1.6	“Patent Rights” means any and all: i) rights which UNIVERSITY may have in and to those patents and patent applications arising from Invention Disclosure SD 2000-166 including any and all continuing applications thereof including divisions, substitutions, and continuations-in-part (but only to extent the claims thereof are enabled by disclosure of the parent application); any patents issuing on said applications including reissues, reexaminations and extensions; and any corresponding foreign applications or patents and ii) rights which UNIVERSITY may have or later gain in and to any patents which issue from patent applications filed by Pro-Neuron and which claim the Invention.

1.7	“Licensed Method” means any method that is covered by Patent Rights the use of which would constitute, but for the license granted to LICENSEE under this Agreement, an infringement of any pending or issued and unexpired claim within Patent Rights.

1.8	“Sponsor Rights” means all the applicable provisions of any license to the United States Government executed by UNIVERSITY and the overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable governmental implementing regulations.

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1.9	“Licensed Product” means any commercial product, the manufacture, use, sale, offer for sale, or importation of which is claimed by one or more Valid Claim within the Patent Rights.

1.10	“Net Sales” means the total of the gross invoice prices of Licensed Products sold by LICENSEE, its Sublicensee, an Affiliate, or any combination thereof, less the sum of the following actual and customary deductions where applicable and separately listed: cash, trade, or quantity discounts; sales, use, tariff, import/export duties or other excise taxes imposed on particular sales (except for value-added and income taxes imposed on the sales of Licensed Products in foreign countries); transportation charges; or credits to customers because of rejections or returns. For purposes of calculating Net Sales, transfers to a Sublicensee or an Affiliate of Licensed Product under this Agreement for (i) end use (but not resale) by the Sublicensee or Affiliate shall be treated as sales by LICENSEE at list price of LICENSEE, or (ii) resale by a Sublicensee or an Affiliate shall be treated as sales at the list price of the Sublicensee or Affiliate.

1.11	“Patent Costs” means all out-of-pocket expenses for the preparation, filing, prosecution, and maintenance of all United States and foreign patents included in Patent Rights. Patent Costs shall also include reasonable out-of-pocket expenses for patentability opinions, inventorship determination, preparation and prosecution of patent application, re-examination, re-issue, interference, and opposition activities related to patents or applications in Patent Rights.

1.12	“Combination Product” means any product which is a Licensed Product and contains other product(s) or product component(s) that (i) does not use Invention or Patent Rights; (ii) the sale, use or import by itself does not contribute to the infringement of Patent Rights; (iii) can be sold separately by LICENSEE, its Sublicensee or an Affiliate; and (iv) enhances the market price of the final product(s) sold, used or imported by LICENSEE, its Sublicensee, or an Affiliate.

1.13	“Valid Claim” means any claim(s) pending in a patent application or in an unexpired patent included within the Patent Rights which has not been held unenforceable, unpatentable, or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

1.14	“Pro-Neuron” means any or all of: i) Pro-Neuron Inc. of Gaithersburg, MD a private company developing, among other things, therapeutic forms of uridine for human use, ii) any entity which is a successor to Pro-Neuron Inc., and iii) any company acquiring assets from Pro-Neuron Inc. wherein said assets are inclusive of rights that overlap or conflict with Patent Rights

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ARTICLE 2. GRANTS

2.1	License. Subject to the limitations set forth in this Agreement, UNIVERSITY hereby grants to LICENSEE, and LICENSEE hereby accepts, a license under Patent Rights to make, have made, use, sell, offer for sale, and import Licensed Products in the Field within the Territory and during the Term.

The license granted herein under Patent Rights is exclusive and UNIVERSITY shall not grant to third parties a further license under Patent Rights in the Field, within the Territory and during the Term.

2.2	Sublicense.

(a)	The license granted in Paragraph 2.1 includes the right of LICENSEE to grant sublicenses of Patent Rights to third parties during the Term but only for as long the license is exclusive.

(b)	With respect to sublicense granted pursuant to Paragraph 2.2(a), LICENSEE shall:

(1)	not receive, or agree to receive, anything of value in lieu of cash as considerations from a third party under a sublicense granted pursuant to Paragraph 2.2(a) without the express written consent of UNIVERSITY;

(2)	to the extent applicable, include all of the rights of and obligations due to UNIVERSITY (and, if applicable, the Sponsor’s Rights) and contained in this Agreement;

(3)	promptly provide UNIVERSITY with a copy of each sublicense issued; and

(4)	collect and guarantee payment of all payments due, directly or indirectly, to UNIVERSITY from Sublicensees and summarize and deliver all reports due, directly or indirectly, to UNIVERSITY from Sublicensees.

(c)	Upon termination of this Agreement for any reason, UNIVERSITY, at its sole discretion, shall determine whether LICENSEE shall cancel or assign to UNIVERSITY any and all sublicenses.

2.3	Reservation of Rights. UNIVERSITY reserves the right to:

(a)	use the Invention and Patent Rights for educational and research purposes;

(b)	publish or otherwise disseminate any information about the Invention so long as such dissemination will in no way compromise the ability to obtain or maintain patentability of the Invention or any improvements made thereto; and

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(c)	allow other nonprofit institutions to use Invention and Patent Rights solely for educational and non-commercial research purposes in their facilities.

ARTICLE 3. CONSIDERATIONS

3.1	Fees and Royalties. The parties hereto understand that the fees and royalties payable by LICENSEE to UNIVERSITY under this Agreement are partial considerations for the exclusive license granted herein to LICENSEE under Patent Rights. LICENSEE shall pay UNIVERSITY:

A)	a license issue fee of * upon execution of this Agreement.

B)	license maintenance fees of * per year and payable on the first (1st) anniversary of the Effective Date and annually thereafter on each anniversary; provided however, that Licensee’s obligation to pay this fee shall end on the date when Licensee is commercially selling a licensed Product;

C)	milestone payments in the amounts payable according to the following schedule of events and subject to the following provisions:

	Amount	Date or Event
(1)	*	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a placebo controlled Phase II clinical study to evaluate the efficacy of a human therapeutic candidate which is covered by a Valid Claim under the Patent Rights.

(2)	*	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a Phase III clinical study to evaluate the efficacy of a human therapeutic candidate which is covered by a Valid Claim under the Patent Rights, but no later than March 31, 2008.

(3)	*	Receipt by LICENSEE or a Sublicensee of LICENSEE of a final approval letter from the US Food and Drug Administration for the commercial sale of a Licensed Product but no later than March 31, 2010

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i)	In the event that a milestone payment becomes due wherein the human therapeutic candidate or the Licensed Product which is the subject of said milestone payment is also covered under a separate license granted to ICENSEE by UNIVERSITY, requiring similar milestone payments, only the higher of the payments (or, if equal, a single payment) for that milestone shall be due.

ii)	The “3rd” milestone payment of *.

(d)	an earned royalty of * on Net Sales of Licensed Products for therapeutic uses by LICENSEE, Sublicensee and/or LICENSEE’S Affiliate(s), subject to the following deductions and/or adjustments:

i.	The earned royalty due on Net Sales of Combination Product by LICENSEE and/or its Affiliate(s) shall be calculated as below:

Earned Royalties due UNIVERSITY = A/(A+B+C . . .) x Royalty Rate on Net Sales of the Licensed Products applicable in (i) or (ii) x Net Sales of Combination Product, where: A is the separately listed sale price of the Licensed Product or Licensed Product components; and B and C . . . are the separately listed sale prices of the individual products or product components, respectively, that satisfied the requirements outlined in Paragraph 1.13. In the event that LICENSEE does not separately sell any of the B, C . . . products or product components used in Combination Product, a theoretical sale price shall be determined based upon the enhancement of the market price of the final product according to 1.13.

ii.	The earned royalty will be reduced by * to a floor of *, during any period and in any country in which LICENSEE shares exclusivity with Pro-Neuron with respect to commercialization of Licensed Product. LICENSEE must provide documentation or proof of such sharing of exclusivity to UNIVERSITY to initiate this reduction.

iii.	If LICENSEE is required to obtain an agreement from any third party or parties which is not an Inventor in order to commercialize Licensed Product, then the earned royalty rate will be reduced by the actual royalty rate LICENSEE is required to pay said third party or parties, to a floor of *. LICENSEE must provide a copy of any such agreement to UNIVERSITY to initiate this reduction.

iv.	In the event of sublicensure by LICENSEE of rights granted hereunder, payments made to third-party Inventors in respect of any agreement relating to Licensed Product may be deducted from earned royalties due UNIVERSITY if and when annual Net Sales of Licensed Product exceed * but only for those earned royalties paid on such excess sales. Any reductions made under this Section 3.1(d)(iv) will be subject to the limitations of Section 3.1(d)(v). LICENSEE must provide a copy of any such agreement to UNIVERSITY to initiate this reduction.

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v.	Under no circumstances will the royalty due on Licensed Product be reduced to less than *.

e)	beginning the calendar year of commercial sales of the first Licensed Product by LICENSEE, its Sublicensee, or an Affiliate and if the total earned royalties paid by LICENSEE under Paragraphs 3.1(d) and (e) to UNIVERSITY in any such year cumulatively amounts to *, LICENSEE shall pay to UNIVERSITY a minimum annual royalty on or before February 28 following the last quarter of such year which is equal to the difference between amount noted above and the total earned royalty paid by LICENSEE for such year under Paragraphs 3.1(d) and (e); provided, however, that for the year of commercial sales of the first Licensed Product, the amount of minimum annual royalty payable shall be pro-rated for the number of months remaining in that calendar year.

All fees and royalty payments specified in Paragraphs 3.1(a) through 3.1(f) above shall be paid by LICENSEE pursuant to Paragraph 4.3 and shall be delivered by LICENSEE to UNIVERSITY as noted in Paragraph 10.1.

3.2	Patent Costs. LICENSEE shall reimburse UNIVERSITY all past (prior to the Effective Date) and future (on or after the Effective Date) Patent Costs plus a fifteen percent (15%) patent service fee within thirty (30) days following receipt by LICENSEE of an itemized invoice from UNIVERSITY. Estimated service fees as of October 31, 2000 are approximately three thousand four hundred and fifty dollars ($3450.00).

3.3	Research Funding. Within sixty (60) days of the execution of this Agreement, the parties will mutually agree upon a work plan to be carried out by Dr. Page of UCSD. LICENSEE agrees to provide *.

3.4	Due Diligence.

(a)	LICENSEE shall:

(1)	diligently proceed within a reasonable time with the development, manufacture and sale of Licensed Products;

(2)	diligently proceed within a reasonable time with a development of a clinical plan for a therapeutic candidate covered under patent rights;

(3)	market Licensed Products in the United States within six (6) months of receiving regulatory approval to market such Licensed Products if and as regulatory approval is required;

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(4)	obtain all necessary governmental approvals world-wide for the manufacture, use and sale of Licensed Products if and as such approval is required; and

(5)	reasonably fill the market demand for Licensed Products following commencement of marketing at any time during the term of this Agreement.

(b)	If LICENSEE fails to perform any of its obligations specified in Paragraphs 3.3(a)(1)-(4), then UNIVERSITY shall have the right and option to either terminate this Agreement or change LICENSEE’S exclusive license to a nonexclusive license. Termination shall follow procedures outlined in Section 7.2, “Termination by the Regents”. This right, if exercised by UNIVERSITY, supersedes the rights granted in Article 2.

3.5	Other Parties. LICENSEE acknowledges that it is aware that a third party, Pro-Neuron of Gaithersburg, Maryland, has filed a US patent application which claims subject matter which may be overlapping with the Invention. LICENSEE further acknowledges that Pro-Neuron may claim or seek to assert rights to UNIVERSITY’s interest in the Invention. To the extent of the actual knowledge of David A. Odelson, a Senior Licensing Officer at the University of California-San Diego, UNIVERSITY represents and warrants that it has provided to LICENSEE copies of all written contracts made by and between Pro-Neuron and UNIVERSITY as described and included in Appendix A. LICENSEE and UNIVERSITY jointly and separately covenant to use best efforts to reach a resolution with Pro-Neuron whereby LICENSEE would be granted the most exclusive position possible under the Patent Rights. LICENSEE may seek to file an interfering case with the Patent Office and pursue an interference. In the event that LICENSEE, at its sole option, elects to pursue an interference or initiate legal action against Pro-Neuron to defend or extend its Patent Rights granted hereunder, UNIVERSITY hereby agrees to cooperate fully with LICENSEE in said legal action, without agreeing to be a party to such legal action. LICENSEE will reimburse all expenses incurred by UNIVERSITY in connection with any such interference or legal action. Reimbursements made by LICENSEE will be fully creditable toward future royalty payments due to UNIVERSITY under this agreement, but no more than 50% of the payable amount each year.

ARTICLE 4. REPORTS, RECORDS AND PAYMENTS

4.1	Reports.

(a)	Progress Reports.

(1)	Beginning March 31, 2002 and ending on the date of first commercial sale of a Licensed Product in the United States, LICENSEE shall submit to UNIVERSITY annual progress reports covering LICENSEE’S (and Affiliate’s and Sublicensee’s) activities to develop and test all Licensed Products and obtain any and all governmental approvals necessary for marketing the same. Such reports shall include a summary of work completed; summary of work in progress; current schedule of anticipated events or milestones; market plans for introduction of Licensed Products; and an approximate, good faith summary of resources (dollar value) spent in the reporting period.

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(2)	LICENSEE shall also report to UNIVERSITY, in its immediately subsequent progress report, the date of first commercial sale of a Licensed Product in each country.

(b)	Royalty Reports. After the first commercial sale of a Licensed Product anywhere in the world, LICENSEE shall submit to UNIVERSITY quarterly royalty reports on or before each February 28, May 31, August 31 and November 30 of each year. Each royalty report shall cover LICENSEE’S (and each Affiliate’s and Sublicensee’s) most recently completed calendar quarter and shall show:

(1)	the gross sales, deductions as provided in Paragraph 1.11, and Net Sales during the most recently completed calendar quarter and the royalties, in US dollars, payable with respect thereto;

(2)	the number of each type of Licensed Product sold;

(3)	sublicense fees and royalties received during the most recently completed calendar quarter in US dollars, payable with respect thereto;

(4)	the method used to calculate the royalties; and

(5)	the exchange rates used.

If no sales of Licensed Products has been made and no sublicense revenues has been received by LICENSEE during any reporting period, LICENSEE shall so report.

4.2	Records & Audits.

(a)	LICENSEE shall keep, and shall require its Affiliates and Sublicensees to keep, accurate and correct records of all Licensed Products manufactured, used, and sold, and sublicense fees received under this Agreement. Such records shall be retained by LICENSEE for at least five (5) years following a given reporting period.

(b)

All records shall be available during normal business hours for inspection at the expense of UNIVERSITY by UNIVERSITY’S Internal Audit Department or by a Certified Public Accountant selected by UNIVERSITY and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments. Such inspector shall not disclose to UNIVERSITY any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an under reporting and underpayment in excess of five percent (5%) for any twelve (12) month period, then LICENSEE shall pay the cost of the audit as well as any additional sum that would have been payable to UNIVERSITY had the LICENSEE reported correctly, plus an interest charge at a rate of

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one percent (1%) per month. Such interest shall be calculated from the date the correct payment was due to UNIVERSITY up to the date when such payment is actually made by LICENSEE. For underpayment not in excess of five percent (5%) for any twelve (12) month period, LICENSEE shall pay the difference within thirty (30) days without interest charge or inspection cost.

4.3	Payments.

(a)	All fees and royalties due UNIVERSITY shall be paid in United States dollars and all checks shall be made payable to “The Regents of the University of California”, referencing UNIVERSITY’S taxpayer identification number, 95-6006144. When Licensed Products are sold in currencies other than United States dollars, LICENSEE shall first determine the earned royalty in the currency of the country in which Licensed Products were sold and then convert the amount into equivalent United States funds, using the exchange rate quoted in The Wall Street Journal on the last business day of the applicable reporting period.

The proper wire-transfer information for payments is as follows:

UCSD receiving bank name:	*
UCSD bank account number:	*
UCSD bank routing (ABA) number:	*
UCSD bank account name:	*
UCSD bank ACH format code:	*

UCSD bank address:	*

UCSD addendum information:	Please reference:
UCSD-TTIPS Case No.: SD2000-166
Department contact: Linda Wang

Also, please fax a copy of the transaction receipt to

Linda Wang at: 858/534-7345

(b)	Royalty Payments.

(1)	Royalties shall accrue when Licensed Products are invoiced, or if not invoiced, when delivered to a third party or Affiliate.

(2)	LICENSEE shall pay earned royalties quarterly on or before February 28, May 31, August 31 and November 30 of each calendar year. Each such payment shall be for earned royalties accrued within LICENSEE’S most recently completed calendar quarter.

(3)	Royalties earned on sales occurring or under sublicense granted pursuant to this Agreement in any country outside the United States shall not be reduced by

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LICENSEE for any taxes, fees, or other charges imposed by the government of such country on the payment of royalty income, except that all payments made by LICENSEE in fulfillment of UNIVERSITY’S tax liability in any particular country may be credited against earned royalties or fees due UNIVERSITY for that country. LICENSEE shall pay all bank charges resulting from the transfer of such royalty payments.

(4)	If at any time legal restrictions prevent the prompt remittance of part or all royalties by LICENSEE with respect to any country where a Licensed Product is sold or a sublicense is granted pursuant to this Agreement, LICENSEE shall convert the amount owed to UNIVERSITY into US currency and shall pay UNIVERSITY directly from its US sources of fund for as long as the legal restrictions apply.

(5)	LICENSEE shall not collect royalties from, or cause to be paid on Licensed Products sold to the account of the US Government or any agency thereof as provided for in the license to the US Government.

(6)	In the event that any patent or patent claim within Patent Rights is held invalid in a final decision by a patent office from which no appeal or additional patent prosecution has been or can be taken, or by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, all obligation to pay royalties based solely on that patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such final decision. LICENSEE shall not, however, be relieved from paying any royalties that accrued before the date of such final decision, that are based on another patent or claim not involved in such final decision, or that are based on the use of Technology.

(b)	Late Payments. In the event royalty, reimbursement and/or fee payments are not received by UNIVERSITY when due, LICENSEE shall pay to UNIVERSITY interest charges at a rate of one percent (1%) per month. Such interest shall be calculated from the date payment was due until actually received by UNIVERSITY. The payment of such interest shall not foreclose UNIVERSITY from exercising any other rights it may have as a consequence of the lateness of any payment. In no event shall this paragraph be construed as a grant of permission for any payment delays.

ARTICLE 5. PATENT MATTERS

5.1	Patent Prosecution and Maintenance.

(a)

LICENSEE and UNIVERSITY acknowledge and agree that Patent Rights include certain rights which are co-owned by UNIVERSITY and LICENSEE. UNIVERSITY further acknowledges that LICENSEE has filed a patent application entitled “Uridine Therapy for the Treatment of Pervasive Development Disorders” naming Dr. Theodore Page, as

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an Inventor; said patent application which claims subject matter included within Patent Rights. UNIVERSITY agrees that LICENSEE shall have the right and obligation to continue prosecution of said patent application according to the terms and conditions of this Agreement.

(b)	At its own expense, LICENSEE shall diligently prosecute and maintain the United States and, if available, foreign patents, and applications in Patent Rights using counsel of its choice. LICENSEE shall provide UNIVERSITY with copies of all relevant documentation relating to such prosecution and UNIVERSITY shall keep this documentation confidential. The counsel shall take instructions both from LICENSEE and UNIVERSITY, and all patents and patent applications in Patent Rights shall be jointly assigned to UNIVERSITY and LICENSEE.

(c)	LICENSEE shall apply for an extension of the term of any patent in Patent Rights if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this law. LICENSEE shall prepare all documents for such application, and shall execute such documents and to take any other additional action as UNIVERSITY reasonably requests in connection therewith.

(d)	LICENSEE may elect to terminate its obligations with respect to the prosecution of any patent application or maintenance of any patent in Patent Rights upon three (3) months written notice to UNIVERSITY. UNIVERSITY, in its sole discretion and at its sole expense, may continue prosecution or maintenance of said application or patent at which point the license granted hereunder shall terminate.

5.2 Patent Infringement.

(a)	If LICENSEE learns of any substantial infringement or challenge of Patent Rights, LICENSEE shall so inform UNIVERSITY and provide UNIVERSITY with reasonable evidence of the infringement prior to taking any legal action. LICENSEE shall not notify a third party of the infringement of Patent Rights without the consent of UNIVERSITY unless LICENSEE is a co-assignee of Patent Rights. Both parties shall use reasonable efforts and cooperation to terminate infringement without litigation

(b)	LICENSEE has the right to take legal action against such third party for the infringement of Patent Rights. In the event that LICENSEE elects to take legal action, UNIVERSITY agrees to cooperate fully and to participate in said legal action to the extent required by law. Those reasonable expenses which are incurred by UNIVERSITY as a result of said legal action shall by reimbursed by LICENSEE. If LICENSEE elects not to take legal action, UNIVERSITY may thereafter bring suit for patent infringement at its own expense.

(c)	Recoveries from actions brought pursuant to Paragraph 5.2(b) shall belong to the party bringing suit. Legal actions brought jointly by UNIVERSITY and LICENSEE and fully participated in by both shall be at the joint expense of the parties and all recoveries shall be shared jointly by them in proportion to the share of expense paid by each party.

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(d)	Each party shall cooperate with the other in litigation proceedings at the expense of the party bringing suit. Litigation shall be controlled by the party bringing the suit, except that UNIVERSITY may be represented by counsel of its choice in any suit brought by LICENSEE.

5.3	Patent Marking. LICENSEE shall mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

ARTICLE 6. GOVERNMENTAL MATTERS

6.1	Governmental Approval or Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE shall assume all legal obligations to do so. LICENSEE shall notify UNIVERSITY if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement other than US Securities Exchange Commission disclosure obligations. LICENSEE shall make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

6.2	Export Control Laws. LICENSEE shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations and the Export Administration Regulations.

ARTICLE 7. TERMINATION OF THE AGREEMENT

7.1	Termination by The Regents. If LICENSEE fails to perform or violates any term of this Agreement, then UNIVERSITY may give written notice of default (“Notice of Default”) to LICENSEE. If LICENSEE fails to cure the default within sixty (60) days of the Notice of Default, UNIVERSITY may terminate this Agreement and the license granted herein by a second written notice (“Notice of Termination”) to LICENSEE. If a Notice of Termination is sent to LICENSEE, this Agreement shall automatically terminate on the effective date of that notice. Termination shall not relieve LICENSEE of its obligation to pay any fees or royalties owed at the time of termination and shall not impair any accrued right of UNIVERSITY.

7.2	Termination by Licensee.

(a)	LICENSEE shall have the right at any time and for any reason to terminate this Agreement upon a sixty (60) day written notice to UNIVERSITY. Said notice shall state LICENSEE’S reason for terminating this Agreement.

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(b)	Any termination under Paragraph 7.2(a) shall not relieve LICENSEE of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made to UNIVERSITY or action by LICENSEE prior to the time termination becomes effective. Termination shall not affect in any manner any rights of UNIVERSITY arising under this Agreement prior to termination.

7.3	Survival on Termination. The following Paragraphs and Articles shall survive the termination of this Agreement:

(a)	Article 4 ( REPORTS, RECORDS AND PAYMENTS)
(b)	Paragraph 7.3 (Survival on Termination);
(c)	Paragraph 7.4 (Disposition of Licensed Products on Hand);
(d)	Paragraph 8.2 (Indemnification);
(e)	Article 9 (USE OF NAMES AND TRADEMARKS);
(f)	Paragraph 10.2 (Secrecy); and
(g)	Paragraph 10.5 (Failure to Perform)

7.4	Disposition of Licensed Products on Hand. Upon termination of this Agreement, LICENSEE may dispose of all previously made or partially made Licensed Product within a period of one hundred and twenty (120) days of the effective date of such termination provided that the sale of such Licensed Product by LICENSEE, its Sublicensees, or Affiliates shall be subject to the terms of this Agreement, including but not limited to the rendering of reports and payment of royalties required under this Agreement.

ARTICLE 8. LIMITED WARRANTY AND INDEMNIFICATION

8.1	Limited Warranty.

(a)	UNIVERSITY warrants that it has the lawful right to grant this license.

(b)	THE LICENSE GRANTED HEREIN AND THE ASSOCIATED TECHNOLOGY AND INVENTION ARE PROVIDED “AS IS” AND WITHOUT WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. UNIVERSITY MAKES NO REPRESENTATION OR WARRANTY THAT THE LICENSED PRODUCT, LICENSED METHOD OR THE USE OF PATENT RIGHTS OR TECHNOLOGY WILL NOT INFRINGE ANY OTHER PATENT OR OTHER PROPRIETARY RIGHTS EXCEPT AS NOTED WITHIN THIS AGREEMENT.

(c)	IN NO EVENT SHALL UNIVERSITY BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) RESULTING FROM EXERCISE OF THE LICENSE GRANTED HEREIN OR THE USE OF THE INVENTION, LICENSED PRODUCT, LICENSED METHOD OR TECHNOLOGY.

(d)	Nothing in this Agreement shall be construed as:

(1)	a warranty or representation by UNIVERSITY as to the validity or scope of any Patent Rights;

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(2)	a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;

(3)	an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in Paragraph 5.2 hereof;

(4)	conferring by implication, estoppel or otherwise any license or rights under any patents of UNIVERSITY other than Patent Rights as defined in this Agreement, regardless of whether those patents are dominant or subordinate to Patent Rights;

(5)	an obligation to furnish any know-how not provided in Patent Rights and Technology; or

(6)	an obligation to update Technology.

8.2 Indemnification.

(a)	LICENSEE shall indemnify, hold harmless, and defend UNIVERSITY, its officers, employees, and agents; the sponsors of the research that led to the Invention; and the Inventors of the patents and patent applications in Patent Rights and their employers against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license or any sublicense. This indemnification shall include, but not be limited to, any product liability.

(b)	LICENSEE, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance or an equivalent program of self insurance as follows:

(1)	comprehensive or commercial general liability insurance (contractual liability included) with limits of at least: (i) each occurrence, $1,000,000; (ii) products/completed operations aggregate, $3,000,000; (iii) personal and advertising injury, $1,000,000; and (iv) general aggregate (commercial form only), $3,000,000; and

(2)	the coverage and limits referred to above shall not in any way limit the liability of LICENSEE.

(c)

LICENSEE shall furnish UNIVERSITY with certificates of insurance showing compliance with all requirements. Such certificates shall: (i) provide for thirty (30) day advance written notice to UNIVERSITY of any modification; (ii) indicate that UNIVERSITY has been endorsed as an additional insured under the coverage referred to

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above; and (iii) include a provision that the coverage shall be primary and shall not participate with nor shall be excess over any valid and collectable insurance or program of self-insurance carried or maintained by UNIVERSITY.

(d)	UNIVERSITY shall notify LICENSEE in writing of any claim or suit brought against UNIVERSITY in respect of which UNIVERSITY intends to invoke the provisions of this Article. LICENSEE shall keep UNIVERSITY informed on a current basis of its defense of any claims under this Article.

ARTICLE 9. USE OF NAMES AND TRADEMARKS

9.1	Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by LICENSEE of the name, “The Regents Of The University Of California” or “The University of California” or the name of any campus of the University Of California is prohibited, without the express written consent of UNIVERSITY which shall not be unreasonably withheld.

9.2	UNIVERSITY may disclose to the Dr. Theodore Page the terms and conditions of this Agreement upon his request. If such disclosure is made, UNIVERSITY shall request that he not disclose such terms and conditions to others.

9.3	UNIVERSITY may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, but UNIVERSITY shall not disclose the financial terms of this Agreement to third parties, except where UNIVERSITY is required by law to do so, such as under the California Public Records Act.

ARTICLE 10 MISCELLANEOUS PROVISIONS

10.1	Correspondence. Any notice or payment required to be given to either party under this Agreement shall be deemed to have been properly given and effective:

(a)	on the date of delivery if delivered in person, or

(b)	five (5) days after mailing if mailed by first-class or certified mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other party.

If sent to LICENSEE:

Repligen Corporation
117 Fourth Ave.
Needham, MA 02194
Attention: President

Phone:	781-449-9560
Fax:	781-453-0048

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If sent to UNIVERSITY:

Technology Transfer & Intellectual Property Services
Attention: Director
University of California, San Diego
9500 Gilman Drive, Mail Code 0910
La Jolla, CA 92093-0910

Phone:	858-534-5815
Fax:	858-534-7345

10.2	Secrecy.

“Confidential Information” shall mean information, including Technology, relating to the Invention and disclosed by UNIVERSITY to LICENSEE during the term of this Agreement, which if disclosed in writing shall be marked “Confidential”, or if first disclosed otherwise, shall within thirty (30) days of such disclosure be reduced to writing by UNIVERSITY and sent to LICENSEE:

(b)	Licensee shall:

(1)	use the Confidential Information for the sole purpose of performing under the terms of this Agreement;

(2)	safeguard Confidential Information against disclosure to others with the same degree of care as it exercises with its own data of a similar nature;

(3)	not disclose Confidential Information to others (except to its employees, agents or consultants who are bound to LICENSEE by a like obligation of confidentiality) without the express written permission of UNIVERSITY, except that LICENSEE shall not be prevented from using or disclosing any of the Confidential Information that:

(i)	LICENSEE can demonstrate by written records was previously known to it;

(ii)	is now, or becomes in the future, public knowledge other than through acts or omissions of LICENSEE; or

(iii)	is lawfully obtained by LICENSEE from sources independent of UNIVERSITY.

(c)	The secrecy obligations of LICENSEE with respect to Confidential Information shall continue for a period ending five (5) years from the termination date of this Agreement.

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10.3	Assignability. This Agreement may be assigned by UNIVERSITY, but is personal to LICENSEE and assignable by LICENSEE only with the written consent of UNIVERSITY, which consent shall not be unreasonably withheld.

10.4	No Waiver. No waiver by either party of any breach or default of any covenant or agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.

10.5	Failure to Perform. In the event of a failure of performance due under this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorney’s fees in addition to costs and necessary disbursements.

10.6	Governing Laws. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

10.7	Force Majeure. A party to this Agreement may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the non-performing party’s obligations herein shall resume.

10.8	Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10.9	Entire Agreement. This Agreement embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. All terms and conditions of any documents, purchase orders, and the like, issued by LICENSEE to facilitate payment obligations hereunder, are null and void, even though they may be issued after the signing of this Agreement.

10.10	Amendments. No amendment, alteration, or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each party.

10.11	Severability. In the event that any of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provisions had never been contained in it.

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IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.

REPLIGEN CORPORATION		THE REGENTS OF THE
UNIVERSITY OF CALIFORNIA:

By:	/s/ Daniel P. Witt	By:	/s/ Alan S. Paau
	Name		Alan S. Paau
	VP, Business Development		Director, Technology Transfer & Intellectual Property Services

Date: November 29, 2000		Date: November 30, 2000

ATTEST:		ATTEST:

By	/s/ Laura L. Whitehouse	By:	/s/ David A. Odelson
	(Signature)		(Signature)

Name:	Laura L. Whitehouse	Name:	David A. Odelson

Date November 29, 2000		Date November 30, 2000

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APPENDIX A.

As noted in Section 3.5, UNIVERSITY has provided and REPLIGEN has received a copy of the possible conflicting patent filed by Pro-Neuron entitled “Compositions and Methods for Treatment of Mitochondrial Diseases”, PCT WO 00/11952, Inventor: Reid von Borstel. Additionally, University has provided copies of documents related to University’s interaction with Pro-Neuron. Copies of these documents are attached within and include: 1) Nondisclosure agreement signed between the researcher Dr. Robert Naviaux of UCSD and Pro-Neuron, dated February 2, 1998; 2) Consulting agreement signed between Dr. Robert Naviaux of UCSD and Pro-Neuron, dated November 17, 1998; 3) Clinical Trial Agreement for Dr. Alice Yu of UCSD between Pro-Neuron and the University of California, signed August 8, 1995; and 4) a three (3) page document detailing the timeline of Dr. Robert Naviaux’s interaction with Pro-Neuron. UNIVERSITY is uncertain of the proper inventorship of the conflicting patent filed by Pro-Neuron and the effects any of the documents may have on the Patent rights at this point. UNIVERSITY hereby informs REPLIGEN and REPLIGEN has acknowledged the above referenced uncertainty as an acceptable risk based on its own business decision.

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EXHIBIT B

Article 4 of the Regents/Repligen Settlement Agreement

Payment. In consideration for the License Amendments, The Regents hereby agrees to pay, in lawful currency of the United States of America, a single payment of * to Repligen. This payment shall be made by wire-transfer within thirty (30) business days after the last Party executes this Agreement.

The proper wire-transfer information for payment is as follows:

Bank Name: *
ABA Routing Number: *
Customer Name: *
Customer Account Number: *

With copy of the transaction receipt to:

Repligen Corporation
41 Seyon Street
Building #1, Suite 100
Waltham, MA 02453
Attention: Vice President, Finance & Administration

Telephone: 781-250-0110
Telefax: 781-250-0115

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EXHIBIT C

Article 2 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit C are set forth in Exhibit H)

2. Patent Arbitration

2.1 General Agreement.

2.1.1 The Parties hereto agree to submit to a patent arbitration under the procedures set forth below to identify the inventor(s) of the claims in the Naviaux Applications, the von Borstel Applications, and, if a review of the Page Applications is requested, the Page Applications.

2.1.2 Within five (5) days following the Effective Date, the Regents will provide Wellstat and Repligen with all documents relating to the inventorship review that the Regents conducted with respect to the Page Applications. If either Wellstat or Repligen is not satisfied with any aspect of that analysis, either Party may request, by providing written notice to the other Party, that the Patent Arbitrator conduct a de novo review to identify the inventors of each of the claims in the Page Applications. This request shall be made not later than the earlier to occur of (a) fifteen (15) days after the selection and confirmation of the Patent Arbitrator’s ability to serve as the Patent Arbitrator or (b) one hundred and eighty (180) days after receipt of the documents referred to in this Section 2.1.2. Procedures for arbitration of the inventorship of the claims in the Page Applications shall be substantially similar to those employed by the Patent Arbitrator with respect to the Naviaux Applications and the von Borstel Applications. Any reference to a Party or Parties in this Section 2 shall include Repligen to the extent that the Page Applications are subject to the patent arbitration. The Party requesting the review by the Patent Arbitrator shall pay the fees and expenses of the Patent Arbitrator; provided that if both Wellstat and Repligen request such review, the fees and expenses of the Patent Arbitrator shall be shared equally by Wellstat and Repligen, in accordance with Section 2.8.

2.1.3 The Parties agree that the Patent Arbitrator may use the Patent Arbitration Rules of the American Arbitration Association (the “AAA”) to the extent such rules are not inconsistent with the procedures set forth in this Section 2.

2.1.4 The determinations of the Patent Arbitrator shall be final and binding upon the Parties, and the Parties may bring an action, suit or other proceeding in aid of arbitration or to enforce an arbitration award as set forth in Section 16.7.

2.1.5 Notwithstanding the foregoing, nothing in this Agreement shall limit the rights of any Party to participate fully in any interference proceeding that may be declared by PTO or its international equivalent. The Parties agree that ownership of any patent application(s) subject to an interference will follow the determination of the Patent Arbitrator, regardless of the inventorship determination, if any, of the PTO or its international equivalent or any other authority.

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2.2 Selection of Patent Arbitrator.

2.2.1 Selection of Initial Arbitrator. On or before thirty (30) days after the Effective Date, Wellstat and the Regents shall select the Patent Arbitrator. In the event that Wellstat and the Regents are not able to reach agreement on the selection of the Patent Arbitrator prior to the expiration of such thirty (30)-day period, then within five (5) days after such expiration, each of Wellstat, on the one hand, and the Regents and Repligen, on the other hand, shall name one (1) Neutral party as a selection representative (together, the “Selection Representatives”). The two (2) Selection Representatives will confer and will select the Patent Arbitrator no later than fifteen (15) days after the date the last Selection Representative is named. In the event that the Selection Representatives cannot agree on the Patent Arbitrator within such time period, the Selection Representatives will select a Neutral third party who will then select such Patent Arbitrator. In the event that the Selection Representatives cannot agree on a Neutral third party to select the Patent Arbitrator, or such Neutral shall not be able to select a Patent Arbitrator, each of Wellstat, on the one hand, and the Regents and Repligen, on the other hand, shall submit one name of a proposed Patent Arbitrator, along with resume of such proposed Patent Arbitrator, to Hon. Herbert B. Hoffman so long as Judge Hoffman is Neutral (or, if Judge Hoffman is not Neutral or otherwise unable or unwilling to assist, to a Neutral, retired judge reasonably acceptable to the Parties), who will select the Patent Arbitrator. Prior to the selection of any Person as the Patent Arbitrator, such Person shall disclose to the Parties any circumstance likely to be deemed by any Party to potentially affect impartiality, including any bias or any financial or personal interest in the result of the arbitration or any past or present relationship with the Parties or their counsel. If, following such disclosure, any of the Parties reasonably believes that the Patent Arbitrator is not Neutral, a new Patent Arbitrator shall be selected in the manner described in this Section 2.2.1 within five (5) days after disqualification of the Patent Arbitrator.

2.2.2 Selection of Successor Arbitrator. If, following selection of the Patent Arbitrator, the Regents and Wellstat receive either (x) notification from the Patent Arbitrator of his or her inability or unwillingness to serve as patent arbitrator or (y) evidence that such Patent Arbitrator is not Neutral, unless such conflict has been expressly waived by the non-conflicted Party or Parties, the Parties shall, within thirty (30) days after receipt of such notice or evidence, select a new Patent Arbitrator in accordance with the provisions of Section 2.2.1 of this Agreement. In the event a new Patent Arbitrator is selected after the patent arbitration proceedings contemplated by this Section 2 have begun, the new Patent Arbitrator shall initiate a new patent arbitration proceeding and may, in his or her discretion, rely on any materials submitted to his predecessor.

2.3 Location of Patent Arbitration. The location of all patent arbitration proceedings under this Section 2 shall be Washington D.C. or such other location as mutually agreed by Wellstat, the Regents and, if the Page Applications are subject to patent arbitration, Repligen.

2.4 Scope of Arbitration. The Patent Arbitrator shall conduct a comprehensive analysis to determine the correct inventor(s) of each claim in the Naviaux Applications, the von Borstel Applications and, if requested as described in Section 2.1.2 above, the Page Applications. In particular, the Patent Arbitrator shall determine, on a claim-by-claim basis, (a) who as among the

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Regents Inventors or the Wellstat Inventors is/are the inventor(s) of each of the claims in the Naviaux Applications and the von Borstel Applications; and (b) if requested by Wellstat or Repligen, as provided by Section 2.1.2, who as among the Regents Inventors, the Wellstat Inventors or the Third Party Inventors is/are the inventor(s) of each of the claims in the Page Applications. The analysis of the Patent Arbitrator will reach issues of inventorship and derivation only and shall not extend to priority of invention or any other matter of patent law or practice.

2.5 Scope of Patent Arbitrator’s Review; Evidence. The Patent Arbitrator may consider any evidence that he or she determines is necessary to his or her understanding and determination of the inventorship of the claims in the applications subject to the arbitration. Wellstat, the Regents and, to the extent that the Page Applications are subject to the arbitration, Repligen may offer such evidence as is relevant and material to the determination of inventorship and shall produce any additional materials requested by the Patent Arbitrator. Notwithstanding the foregoing, no Party to the arbitration will be required to create any new evidence or materials for purposes of the patent arbitration described in this Section 2. The Patent Arbitrator shall give each piece of evidence only such weight as he or she shall determine in his or her sole discretion and the Parties to the arbitration shall submit to the Patent Arbitrator’s sole determination of the relevance and materiality of the evidence offered.

2.6 Procedure. The Patent Arbitrator will work with the Parties to establish a procedure for the conduct of the patent arbitration, provided that:

2.6.1 Submission of Materials. Each Party may submit to the Patent Arbitrator and to any other Party to the arbitration, an analysis of the inventorship issues with respect to the claims in the patent applications subject to the patent arbitration, including references to any evidence such Party determines is necessary or useful to support its positions (such submission, the “Position Binder”).

2.6.2 Rebuttal Materials. Each Party may submit a rebuttal to the analysis contained in the opposing Position Binder with an analysis and references to any evidence such Party determines is necessary or useful to support its rebuttal positions (such rebuttal submission, the “Rebuttal Binder”).

2.6.3 Evidence. Evidence may include, but is not limited to, all documents, deposition transcripts, affidavits and discovery responses that are of record in the Litigation. The Parties may object, pursuant to the Federal Rules of Evidence, to consideration by the Patent Arbitrator of evidence submitted by any Party and the Patent Arbitrator shall rule on the admissibility of the challenged evidence.

2.6.4 Interviews. The Patent Arbitrator may conduct such interviews as he or she determines are necessary or useful to make a determination of inventorship with respect to any claim contained in the applications that are the subject of the patent arbitration described in this Section 2. During such interviews, any Party may be represented by counsel, including, but not limited to, representation by counsel of record in the Litigation. Each Party shall be entitled to designate no more than three (3) representatives to attend any such interview and one representative of the

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opposing Party may cross-examine the Person being interviewed for a period of time not to exceed one (1) day; provided that all such representatives shall have executed a confidentiality agreement in a form agreed by the Parties. Following the cross-examination specified in the preceding sentence, the Party being interviewed may be questioned by the counsel for the Party proffering the Person for a period of time not to exceed one (1) day. All interviews shall be conducted in the presence of a court reporter and the cost of such court reporter for any interview shall be split equally among the Parties requesting transcripts of such interview.

2.6.5 Affidavits. The Patent Arbitrator may request, receive and consider the evidence of witnesses by affidavit, and shall give such evidence and any interview testimony such weight as the Patent Arbitrator determines is appropriate. If the Party against whom the affidavit is proffered objects, and the Party submitting such affidavit does not elect or is unable to make the affiant available for one (1) day of cross-examination by the Party against whom the affidavit is proffered, then the Patent Arbitrator may consider such evidence with any reduced weight as the Patent Arbitrator may deem appropriate given the affiant’s failure to appear and the reasons for such failure.

2.6.6 Oral Argument. Each of the Parties may, along with its counsel, make an oral argument before the Patent Arbitrator to supplement or augment the analysis contained in the Position and Rebuttal Binders. The length of, and procedures for, such oral arguments shall be determined by the Patent Arbitrator. The Patent Arbitrator may ask questions of the Party and its counsel to assist the Patent Arbitrator in making his determination of inventorship. During such oral argument, the Parties may only use evidence that is of record in the Litigation or set forth in or by reference in the Position or Rebuttal Binders, or was otherwise developed in the Patent Arbitrator’s witness interviews.

2.6.7 Inventorship Determination. The Patent Arbitrator shall make a determination regarding inventorship of each claim in the Naviaux Applications, the von Borstel Applications and, if applicable, the Page Applications as soon as practicable. The Patent Arbitrator’s determination of inventorship on a claim by claim basis shall be set out in writing and shall contain a brief explanation of the reasoning behind the determination with regard to each claim.

2.6.8 Interim Measures and Final Orders. The Patent Arbitrator may issue such orders for interim or final relief as the Patent Arbitrator may deem necessary to safeguard the property that is the subject matter of the patent arbitration, to preserve evidence, and to protect trade secrets or other proprietary information that might be disclosed during the arbitration.

2.7 Subsequent Patent and Trademark Office Action. If, at any time following the determination of the Patent Arbitrator in the patent arbitration, as a result of the prosecution of the applications that are the subject of the patent arbitration set forth in this Section 2 or subsequent actions by the PTO or its international equivalents, a modification of any one or more claims of an application, the inventorship of which was the subject of the patent arbitration described in this Section 2, results in a change of scope of such claims(s) such that Wellstat, the Regents or, in the case of the Page Applications, Repligen reasonably determine that the determination of inventorship by the Patent Arbitrator does not reach such claim(s) as modified, the Parties agree to cooperate in good faith to determine the inventorship of such claim(s) and

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accordingly modify the patent application to appropriately set forth such inventorship. In the event the Parties are unable to agree on the inventorship of such claim(s), the Parties agree that, at the time a notice of allowance (or its foreign equivalent) is issued with regard to a patent containing any such claim(s), the inventorship of such claim(s) (and only such claim(s)) shall be submitted to patent arbitration under the rules and procedures set forth in this Section 2 and using the same Patent Arbitrator who conducted the arbitration under this Section 2 (unless not available or unwilling). Notwithstanding the foregoing, if the Patent Arbitrator, upon learning of the new scope of the claim(s), does not believe a revision should be made in the inventorship determination, the Patent Arbitrator may so decide in his or her sole discretion without the formality of an arbitration proceeding and the Parties agree to be so bound by such determination.

2.8 Fees. The Patent Arbitrator’s per-diem fee shall be agreed upon by Wellstat, the Regents and the Patent Arbitrator prior to commencement of activities by the Patent Arbitrator and all fees and expenses for arbitration with respect to the Naviaux Applications and the von Borstel Applications shall be shared equally by Wellstat and the Regents. To the extent that Repligen is a party to the arbitration, all fees and expenses for arbitration apportionable to the Page Applications shall be paid by Wellstat or Repligen or shared equally by Wellstat and Repligen in accordance with Section 2.1.2.

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EXHIBIT D

Article 3 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit D are set forth in Exhibit H)

3.	Ownership of Patent Rights.

3.1	Naviaux Applications.

3.1.1 If the Patent Arbitrator determines that no Wellstat Inventor is an inventor on even a single claim in the Naviaux Applications, then (a) the Regents will be the sole owner of the Naviaux Applications; (b) the Regents will grant to Wellstat a license under all claims in the Naviaux Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; and (c) the prosecution of the Naviaux Applications, including, but not limited to, the national phase applications previously filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa, shall be controlled by the Regents and all costs of Patent Prosecution of the Naviaux Applications and any patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.1.2 If the Patent Arbitrator determines that (a) a Wellstat Inventor is an inventor on one or more claims in the Naviaux Applications and (b) that a Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the Naviaux Applications, then (w) the Naviaux Applications will be owned jointly by the Regents and Wellstat, (x) the Regents will grant to Wellstat a license under all claims in the Naviaux Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (y) the Regents shall take all steps necessary to amend the applications to add such Wellstat Inventor(s), Regents Inventor(s), and/or Third Party Inventor(s), as the case may be, as an inventor and to make any other changes to reflect the determination of the Patent Arbitrator; and (z) subject to the following sentences of this Section 3.1.2, the prosecution of the Naviaux Applications shall be controlled by the Regents and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7. If the Patent Arbitrator determines that Wellstat Inventor(s) are the sole inventor(s) on any of the claims in the Naviaux Applications that are to be owned jointly by the Regents and Wellstat pursuant to (w) above, then to the extent reasonably practicable, such claims shall be separated into one or more separate applications (e.g., continuation applications). Regardless of whether such claims are so separated, notwithstanding (z) above, the prosecution of all such claims and separate applications shall be controlled by Wellstat and all costs (including attorneys’ fees) of Patent Prosecution of such claims and separate applications (and patents issuing therefrom) after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.1.3 If the Patent Arbitrator determines that Wellstat Inventors are the sole inventors on all of the claims in the Naviaux Applications, then (a) Wellstat shall be the sole owner of the Naviaux Applications; (b) the Regents will take all steps necessary to amend the applications to add such Wellstat Inventor(s) as the sole inventor(s) and to remove all other inventors; (c) Wellstat shall at

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its sole cost and expense assume control of Patent Prosecution of such applications and any patents resulting therefrom; and (d) Repligen shall be released from any and all obligations under the December 2000 License, as amended, with respect to such Naviaux Applications.

3.2	Von Borstel Applications.

3.2.1 If the Patent Arbitrator determines no Regents Inventor or Third Party Inventor is an inventor on even a single claim in the von Borstel Applications, then (a) Wellstat will be the sole owner of the von Borstel Applications and (b) Patent Prosecution of the von Borstel Applications shall be controlled by Wellstat at its sole cost and expense.

3.2.2 If the Patent Arbitrator determines that (a) a Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the von Borstel Applications and (b) a Wellstat Inventor is an inventor on one or more of the claims in such applications, then the (v) the von Borstel Applications will be owned jointly by the Regents and Wellstat; (w) the Regents will grant Wellstat a license under the claims in the von Borstel Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (x) Wellstat shall take all steps necessary to amend the applications to add such Regents Inventor(s) and/or Third Party Inventor(s), as the case may be, as an inventor and to make any other changes to reflect the determination of the Patent Arbitrator; (y) the claims in the von Borstel Applications will be included in the Amended Repligen Licenses to the extent provided therein; and (z) subject to the following sentences of this Section 3.2.2, the prosecution of the von Borstel Applications shall be controlled by Wellstat and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7. If the Patent Arbitrator determines that Regents Inventor(s) and/or Third Party Inventor(s) are the only inventor(s) on any of the claims in the von Borstel Applications that are to be owned jointly by the Regents and Wellstat pursuant to (v) above, then to the extent reasonably practicable, such claims shall be separated into one or more separate applications (e.g., continuation applications). Regardless of whether such claims are so separated, notwithstanding (z) above, the prosecution of all such claims and separate applications shall be controlled by the Regents and all costs (including attorneys’ fees) of Patent Prosecution of such claims and separate applications and patents incurred by the Regents after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.2.3 If the Patent Arbitrator determines that Regents Inventors and/or Third Party Inventors are the only inventors on all of the claims in the von Borstel Applications, then (a) the Regents will be the sole owner of the von Borstel Applications; (b) the Regents will grant to Wellstat a license under all claims in the von Borstel Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (c) Wellstat shall take all steps necessary to amend the applications to add such Regents Inventor(s) and/or Third Party Inventor(s) as the sole inventor(s) and to remove all other inventors; (d) the claims in the von Borstel Applications will be included in the December 2000 License, as amended, to the extent provided therein; and (e) the prosecution of the von Borstel Applications shall be controlled by the Regents and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

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3.3	Page Applications.

3.3.1 If the Patent Arbitrator reviews the inventorship of the Page Applications and determines that the inventors identified in such applications are incorrect in any way, then the Regents shall use its best efforts to take the necessary steps to have the inventorship amended to reflect the determination of the Patent Arbitrator. If the Patent Arbitrator does not review the inventorship of the Page Applications or if the Patent Arbitrator determines Page to be an inventor on the Page Applications, then to the extent it is able to do so, the Regents will grant Wellstat a license under the claims in the Page Applications on the terms and conditions of the Regents/Wellstat License Agreement.

3.3.2 The Parties acknowledge that the Regents’ ability to grant Wellstat such an exclusive license is subject to the appropriate adjustment of Repligen’s contractual obligations to Deborah Brewer and Charles Moseley (and/or the assignment of such obligations to Wellstat) to reflect the fact that Repligen will not be commercializing Acylated Pyrimidines. The Parties will work in good faith to effectuate such adjustment or assignment promptly. To the extent the Regents is not able to grant Wellstat such an exclusive license, it shall grant Wellstat a license under all the claims in the Page Applications on the terms and conditions set forth in the Regents/Wellstat License Agreement.

3.3.3 If the Patent Arbitrator does not review the inventorship of the Page Applications or if the Patent Arbitrator reviews the inventorship of the Page Applications and determines that Deborah Brewer or Charles Moseley is an inventor on one or more of the Page Applications, then the prosecution of the Page Applications shall continue to be controlled by Repligen and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s decision shall be shared as set forth in Section 5.7. If, however, the Patent Arbitrator determines that neither Deborah Brewer nor Charles Moseley is an inventor on the Page Applications, then the prosecution of the Page Applications shall be controlled by the Regents and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the Patent Arbitrator’s decision shall be shared as set forth in Section 5.7.

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EXHIBIT E

Rights Charts

These charts generally reflect the allocation of the patent rights under the Regents/Wellstat Settlement Agreement, the Regents/Wellstat License Agreement, and the Amended Repligen Licenses (Regents/Repligen License Agreements dated November 28, 2000 and December 13, 2000, each as amended as of even date herewith), before and after termination of the Regents/Wellstat License Agreement (and assume the Amended Repligen Licenses are still in effect).

Pre Termination of Regents/Wellstat License Agreement

Inventor(s) on Patent Claims	Reserved Rights under such Patent Claim	UC Rights under such Patent Claims	Repligen Rights under such Patent Claims	Wellstat Rights under such Patent Claims
von Borstel Invented Claims (Wellstat Inventors alone)	Reserved rights for Brewer, and Moseley, if any	No right to practice	*	*

Jointly Invented Claims (Wellstat and either Repligen or Regents Inventors, or all three parties’ inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Naviaux/Page Invented Claims (Repligen and/or Regents Inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Notes:

1 Acylated Pyrimidines in weight percentages greater than a Permitted Impurity and a Permitted Impurity of compounds that are not Acylated Pyrimidines covered by a Valid Claim

2 Compounds that are not Acylated Pyrimidines covered by a Valid Claim in weight percentages greater than a Permitted Impurity and a Permitted Impurity of Acylated Pyrimidines

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Post Termination of Regents/Wellstat License Agreement

Inventor(s) on Patent Claims	Reserved Rights under such Patent Claim	UC Rights under such Patent Claims	Repligen Rights under such Patent Claims	Wellstat Rights under such Patent Claims
von Borstel Invented Claims (Wellstat Inventors)	Reserved rights for Brewer and Moseley, if any	No right to practice	*	*

Jointly Invented Claims (Wellstat and either Repligen or Regents, or all three parties’ inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Naviaux/Page Invented Claims (Repligen and/or Regents Inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Notes:

1 Acylated Pyrimidines in weight percentages greater than a Permitted Impurity and a Permitted Impurity of compounds that are not Acylated Pyrimidines covered by a Valid Claim

2 Compounds that are not Acylated Pyrimidines covered by a Valid Claim in weight percentages greater than a Permitted Impurity and a Permitted Impurity of Acylated Pyrimidines

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EXHIBIT F

Section 5.1.3 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit F are set forth in Exhibit H)

5.1.3	If Wellstat or Repligen does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country, Wellstat or Repligen, as the case may be, shall give prompt written notice (a “Withdrawal Notice”) of such fact to the Regents and to Wellstat or Repligen, as the case may be, and any license that the withdrawing party had prior to such Withdrawal Notice to any patent rights in such country shall thereafter be modified as provided in Section 2.3.5(c) of the Regents/Wellstat License Agreement in the case of Wellstat, and in Section 5.1(b)(3) of the Amended Repligen Licenses in the case of Repligen. From and after the date of delivery of the Withdrawal Notice, the withdrawing party shall not be obligated to pay any cost of Patent Prosecution of a patent application or patent in such country. For the avoidance of doubt, (a) until and unless both Wellstat and Repligen give a Withdrawal Notice to the Regents, the non-withdrawing party(ies) shall remain liable for such costs to the Regents in accordance with Section 5.7 and (b) from and after the date of delivery of Withdrawal Notices from both Wellstat and Repligen, the Regents shall, at its sole discretion, have the right but not the obligation to prosecute such patent applications and claims in such patent applications and maintain such patents.

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EXHIBIT G

Section 3.4.6 of Wellstat/Repligen Settlement Agreement

(defined terms used in this Exhibit G are set forth in Exhibit H)

3.4.6 The apportionment of costs for the Patent Prosecution of patents and/or patent applications within Patent Rights set forth herein shall be binding as between Wellstat and Repligen, but, subject to Paragraph 3.4.3 of this Agreement, Wellstat and Repligen shall each be jointly and severally liable to the Regents for any such costs incurred by the Regents after the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement that are obligated to be reimbursed by Wellstat or Repligen. Any such costs shall be paid within thirty (30) days following receipt by the party obligated to pay such costs of an itemized invoice from the party initially incurring such costs. The apportionment of costs for the Patent Prosecution of patents and/or patent applications shall be as follows, regardless of which party controls the prosecution:

Naviaux/Von Borstel Patent Prosecution Cost Sharing

Inventorship Determination	Applications for Non-Acylated Pyrimidines Only*	Applications for Acylated Pyrimidines Only*	Any Application Containing Both Acylated & Non- Acylated Pyrimidines Claims*
If only Regents Inventors and/or Third Party Inventors are determined to be the inventors:	Repligen pays 100%	Wellstat pays 100%	Repligen pays 50% Wellstat pays 50%

If only Wellstat Inventors are determined to be the inventors:	Wellstat pays 100%	Wellstat pays 100%	Wellstat pays 100%

If both (i) Regents Inventors and/or Third Party Inventors & (ii) Wellstat Inventors are determined to be the inventors:	Repligen pays 50% Wellstat pays 50%	Wellstat pays 100%	Repligen pays 25% Wellstat pays 75%

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Page Patent Prosecution Cost Sharing

Inventor Determination	Cost Sharing
If neither Repligen nor Wellstat requests de novo review of Page Application:	Repligen pays 75% Wellstat pays 25%

If Patent Arbitrator determines Page is the only inventor:	Repligen pays 50% Wellstat pays 50%

If Patent Arbitrator determines Page and either Brewer or Moseley are inventors:	Repligen pays 75% Wellstat pays 25%

If Patent Arbitrator determines Brewer and/or Moseley are the only inventors:	Repligen pays 50% Wellstat pays 50%

*	Determined by whether the making (or the use in practicing a claimed method) of Acylated Pyrimidines or Non-Acylated Pyrimidines would literally infringe the claim.

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EXHIBIT H

Article 1 of Regents/Wellstat Settlement Agreement

1.	Definitions. For purposes of this Agreement, each of the following terms or phrases shall have the meaning ascribed thereto.

1.1 “Actions and Claims” mean any and all claims, demands, obligations or causes of action for compensatory or punitive damages, unjust enrichment, costs, losses, expenses, attorney’s fees and compensation, whether based on statute, tort, contract or other theory of recovery, that have accrued or may accrue as a result of events which have already occurred, and that relate to the subject matter referenced in the Complaint, the First, Second and Third Amended Complaints, the Cross-Complaint and the Amended Cross-Complaint filed in the Litigation, excluding claims of interference proceedings as described in Section 2.1.5 of this Agreement and/or claims of inventorship, which will be governed by arbitration as set forth in Section 2 of this Agreement.

1.2 “Acylated Pyrimidines” means a derivative of a uridine nucleoside or nucleotide or a derivative of a cytidine nucleoside or nucleotide in which an acyl substituent derived from a carboxylic acid is attached to one or more of the free hydroxyl groups of the ribose moiety of the nucleoside with an ester linkage and/or where such a substituent is attached to the amine substituent of the pyrimidine ring of cytidine, with an amide linkage. Such acyl substituents are derived from carboxylic acids which include, but are not limited to, compounds selected from the group consisting of a fatty acid, an amino acid, nicotinic acid, dicarboxylic acids, lactic acid, p-aminobenzoic acid and orotic acid. A compound is included in “Acylated Pyrimidines” based on its chemical structure, regardless of the manner in which it is made. By way of example and not limitation, Acylated Pyrimidines include, but are not limited to 2’,3’,5’-tri-O-acetyluridine, 2’-O-propanoyluridine, N4-acetylcytidine, 2’-O-acetyl-3’-O-ethoxyuridine, uridine 2’-O-malonate, and 2’,3’-diacetyluridine-5’-monophosphate. By way of example and not limitation, Acylated Pyrimidines exclude uridine, cytidine, acyl derivatives of 6-carboxycytidine, 2’-O-carboxypropyluridine, 3’-O-acetoxyethyluridine, and uridine-5’-monophosphate.

1.3 “Affiliate” means any Person that controls, is controlled by, or is under common control with a specified Person. For purposes of this Section, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

1.4 “Amended Repligen Licenses” means the License Agreement dated November 28, 2000 (the “November 2000 License”) between Repligen and

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the Regents for Case No. SD 2000-166 “Treatment for Hyperuricosuric Autism” and the License Agreement dated December 13, 2000 (the “December 2000 License”) between Repligen and the Regents for Case No. SD 1999-068 “The Use of PN401 in the Treatment of Mitochondrial Disease,” each as amended as of even date herewith. The Amended Repligen Licenses shall be attached hereto as Exhibit A and Exhibit B.

1.5 “CTA” means the August 1995 Clinical Trial Agreement between the Regents and Wellstat, attached hereto as Exhibit C.

1.6 “Effective Date” means the date on which the last-to-sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents.

1.7 “FDA” means the United States Food and Drug Administration.

1.8 “Naviaux Applications” means U.S. Application No. 60/121,588 and the corresponding PCT application WO 00/50043 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing. Naviaux Applications shall include, inter alia, the national phase applications based on WO 00/50043 filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa.

1.9 “Naviaux Study” means Naviaux’s treatment of patients with mitochondrial disorders with PN401.

1.10 “Neutral” shall mean a third party who, during the pendancy of his or her involvement in matters specified in Section 2 and/or Section 15 of this Agreement, does not and shall not have any “conflict of interest” (personal or imputed) with any of the Parties, as that term is defined in the Model Rules of Professional Conduct approved by the American Bar Association House of Delegates, August 2002, unless such conflict has been expressly waived by the non-conflicted Party or Parties. For purposes of interpreting conflict of interest provisions of the Model Rules, (i) a party appearing in a separate current matter before an arbitrator or mediator shall be deemed a “client” of the arbitrator or mediator, (ii) a personal “conflict of interest” in one or more members of a given ADR organization shall not create an imputed “conflict of interest” in the other members of such ADR organization and (iii) none of the Regents, Wellstat and Repligen will be considered a “client” of the Hon. Herbert B. Hoffman solely by virtue of his acting as a mediator in the negotiation of the Resolution Documents.

1.11 “Non-Acylated Pyrimidines” means any pyrimidine, derivative of a pyrimidine, or pyrimidine-based nucleoside, other than an Acylated Pyrimidine.

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1.12 “Page Applications” means U.S. Application No. 09/689,551 and the corresponding PCT application WO 02/30354 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

1.13 “Patent Arbitrator” means a single, Neutral arbitrator, who is a member of the patent bar.

1.14 “Patent Prosecution” means the preparation, filing, prosecution and maintenance of patent and/or patent applications, including, without limitation, activities in connection with any patentability opinions, inventorship determinations, re-examinations, reissues, interferences and/or opposition activities arising out of the foregoing, but excluding interferences and/or opposition activities in connection with interferences and/or oppositions between the Regents, Wellstat, and/or Repligen. For the avoidance of doubt, Patent Prosecution shall not include activities in connection with the patent arbitration contemplated by Article 2 of this Agreement.

1.15 “Patent Rights” means all rights under patent laws anywhere in the world in and to the Naviaux Applications, the von Borstel Applications and/or the Page Applications.

1.16 “Person” means any individual, sole proprietorship, partnership, joint venture, trust, union, unincorporated organization, corporation, limited partnership, limited liability partnership, limited liability company, governmental agency or department, or other entity or organization.

1.17 “Proprietary Information” means all proprietary information and confidential information owned by, licensed to, or controlled by Wellstat, which may include, but is not limited to, materials, compounds, specifications, chemical formulas, formulations, devices, apparatuses, instrumentation, preparations, processes, methods, assays, data, preclinical and clinical data, laboratory methods, manufacturing and production methods, methods of detection, mechanisms of action, results from on-going investigations, studies, reports or summaries relating to FDA and other regulatory compliance, chemistry, toxicology, pharmacology and pharmacokinetics information, research and development plans, clinical plans and protocols, market research, business plans, sales and marketing information, financial information, technical information, know-how, show-how, and other sensitive business information. Without limiting the breadth of the foregoing, Wellstat specifically considers its Investigators’ Drug Brochures, the specifications and particle size of PN401 and unpublished clinical data relating to PN401 to be Proprietary Information. Proprietary Information shall not include: (a) information which at the time of disclosure to the Regents or its Affiliates is in the public domain through no breach of any confidentiality obligation on the part

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of the Regents or its Affiliates, agents or employees (provided that information in the public domain as a result of a breach of a confidentiality obligation alleged by Wellstat in the Litigation shall be excluded from the definition of Proprietary Information); (b) information which, after disclosure to the Regents or its Affiliates, becomes part of the public domain by publication or otherwise through no act or omission of the Regents or its Affiliates, agents or employees; (c) information received by the Regents or its Affiliates from a third party who did not receive such information under an obligation of confidentiality to Wellstat or its Affiliates; (d) information which is required to be disclosed by the Regents to comply with applicable laws or regulations (including the California Public Records Act); or (e) information that the Regents can establish by written records was in its possession at the time of disclosure to the Regents or its Affiliates; provided, that (i) the exception described in subparagraph (e) does not apply to information received by the Regents or its Affiliates as a result of the Litigation or to information relating to Acylated Pyrimidines that the Regents or its Affiliates, agents or employees previously has received from Wellstat or Repligen and (ii) Proprietary Information shall not be deemed to be in the public domain merely because part of such Proprietary Information is embodied in general disclosures or because individual features, components or combinations of such Proprietary Information are now or become known to the public.

1.18 “PTO” means the United States Patent and Trademark Office.

1.19 “Regents Inventor” means, with respect to a claim, Naviaux, Dr. Theodore Page (“Page”), or any Person who is obliged to assign rights in the invention disclosed in such claim to the Regents other than pursuant to Section 3, and shall expressly exclude von Borstel and Dr. Joel Saydoff.

1.20 “Regents Released Parties” means any or all of (a) the Regents, (b) the current or former Affiliates of the Regents, (c) the successors and assigns of the entities and individuals described in clauses (a) and (b) of this Section, and (d) the officers, directors, trustees and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including Naviaux.

1.21 “Regents/Repligen Settlement Agreement” means that certain Regents/Repligen Settlement Agreement of even date herewith between the Regents, Repligen and Naviaux and attached hereto as Exhibit D.

1.22 “Regents/Wellstat License Agreement” means that certain License Agreement of even date herewith between the Regents and Wellstat and attached hereto as Exhibit E.

1.23 “Resolution Documents” means this Agreement, the Regents/Repligen Settlement Agreement, the Wellstat/Repligen Settlement Agreement, the Regents/Wellstat License Agreement, and each of the Amended Repligen Licenses.

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1.24 “Selection Representative” shall have the meaning set forth in Section 2.2.

1.25 “Sponsor Rights” means the overriding obligations to the Federal government under 35 U.S. C. §§ 200-212 and applicable governmental implementing regulations that may exist based on federal grant monies received by Naviaux and/or Page as of the date the Naviaux Applications and/or the Page Applications, respectively, were filed.

1.26 “Term Sheet Effective Date” means July 11, 2003.

1.27 “Third Party Inventor” means Deborah Brewer or Charles Moseley.

1.28 “TTIPS” means the Office of Technology Transfer and Intellectual Property Services at UCSD.

1.29 “UCSD” means the University of California, San Diego.

1.30 “von Borstel Applications” means U.S. Application Nos. 09/144,096, 09/838,136, 09/930,494, 09/763,955, and the corresponding PCT applications WO 00/11952 and WO 03/15516, and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing, but specifically excludes U.S. Patent No. 6,472,378.

1.31 “Wellstat Inventor” means, with respect to a claim, von Borstel or any other Person who is obliged to assign rights in the invention disclosed in such claim to Wellstat or one or more of its Affiliates other than pursuant to Section 3 and shall expressly exclude Naviaux, Page, Deborah Brewer and Charles Moseley.

1.32 “Wellstat Released Parties” means any or all of (a) Wellstat, (b) the current and former Affiliates of Wellstat, (c) the successors and assignees of the entities and individuals described in clauses (a) and (b) of this Section and (d) the officers, directors and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including von Borstel.

1.33 “Wellstat/Repligen Settlement Agreement” means that certain Wellstat/Repligen Settlement Agreement dated as of even date herewith between Wellstat and Repligen and attached hereto as Exhibit F.

1.34 “Yu Study” means the program of treatment of patients with 5’ Nucleotidase Excess Disorder with PN401 by Dr. Alice Yu and her colleagues.

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EXHIBIT B

Amendment to December 2000 License

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AMENDMENT TO THE LICENSE AGREEMENT

BETWEEN REPLIGEN CORPORATION AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR CASE NO. SD 1999-068

“THE USE OF PN401 IN THE TREATMENT OF

MITOCHONDRIAL DISEASE”

THIS AMENDMENT (“Amendment”) is made by and between Repligen Corporation, a Delaware corporation having an address at 41 Seyon Street, Building #1, Waltham, Massachusetts 02453 (“Repligen” or “LICENSEE”) and The Regents of the University of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“The Regents” or “UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”). Repligen and The Regents are each referred to herein as a “Party” and they are collectively referred to herein as the “Parties.”

This Agreement is effective on the date on which the last-to-sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents (as defined below) (“Effective Date”).

RECITALS

WHEREAS, the Parties entered into a License Agreement, effective December 13, 2000, entitled “License Agreement between Repligen Corporation and The Regents of the University of California for Case No. SD 1999-068 ‘The Use Of PN401 In The Treatment Of Mitochondrial Disease,’” which is attached hereto as Exhibit A (the “License Agreement”), pursuant to which Repligen obtained certain rights from The Regents for commercial development, use, and sale of the inventions disclosed in UCSD Case Docket No. SD 1999-068, naming Dr. Robert Naviaux (“Naviaux”) as inventor, in return for good and valuable consideration as described therein; and

WHEREAS, Wellstat Therapeutics Corporation (formerly known as Pro-Neuron, Inc.) (“Wellstat”) brought suit against The Regents, Naviaux and Repligen in the Superior Court of the State of California, County of San Diego in Case No. GIC 769430 and The Regents and Naviaux filed counterclaims against Wellstat and Dr. Reid von Borstel (“von Borstel”) (such action, together with any and all complaints, amended complaints, cross complaints and amended cross complaints associated therewith, the “Litigation”); and

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WHEREAS, Wellstat, von Borstel, The Regents, Naviaux and Repligen participated in mediation conducted in San Diego, California from May 27 to June 3, 2003; and

WHEREAS, on June 4, 2003, Wellstat, von Borstel, the Regents, Naviaux and Repligen entered into a Term Sheet for Settlement of Legal Dispute (the “Term Sheet”) and certain terms of which were implemented in, and which in its entirety was superceded by, a Settlement Agreement of even date herewith, by and between Wellstat, von Borstel, The Regents and Naviaux (“Regents/Wellstat Settlement Agreement”), in a Settlement Agreement of even date herewith, by and between The Regents and Repligen (“Regents/Repligen Settlement Agreement”), and in a Settlement Agreement of even date herewith, by and between Wellstat and Repligen (“Wellstat/Repligen Settlement Agreement”);

WHEREAS, the Parties hereto wish to amend the License Agreement with Repligen agreeing to relinquish certain rights granted by The Regents therein in return for good and valuable consideration;

WHEREAS, the Parties recognize that, while certain issues with respect to inventorship shall remain uncertain until the completion of the Patent Arbitration, this Amendment shall nonetheless be effective as of the Effective Date; and

WHEREAS, in view of the foregoing, and without admitting the validity of any assertion, contention or defense made in the Litigation, the Parties have agreed to amend the License Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the promises and agreements contained within the License Agreement and this Amendment, and other good and valuable consideration (as described in Article 4 of the Regents/Repligen Settlement Agreement; Article 4 is reproduced here as Exhibit B), the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. The first Recital is hereby amended to read:

WHEREAS, the inventions claimed in the Patent Rights (as defined below) shall be referred to herein as the “Inventions.”

2. The second Recital is hereby deleted in its entirety.

3. Definitions. For purposes of this Amendment, each of the following terms or phrases shall have the meaning ascribed thereto. Capitalized terms used but not defined herein shall have the meaning set forth in the License Agreement.

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4. Paragraph 1.6 is hereby amended to read:

1.6	“Patent Rights” means all rights under patent laws anywhere in the world in and to the Naviaux/Page Invented Claims and the Jointly Invented Claims of the Naviaux Applications and von Borstel Applications that, as a result of the Patent Arbitration, become or remain owned by UNIVERSITY (either solely or jointly with Wellstat and/or LICENSEE).

5. Paragraph 1.8 is hereby deleted in its entirety.

6. Paragraph 1.9 of the License Agreement is hereby amended to read:

1.9	“Licensed Product” means compounds that are not Acylated Pyrimidines, in combination with or not in combination with a Permitted Impurity, that are used to practice any Licensed Method.

7. Paragraph 1.11 of the License Agreement is hereby amended to read:

1.11	“Patent Costs” means all out-of-pocket expenses for the Patent Prosecution of all United States and foreign patents included in the Naviaux Applications or von Borstel Applications.

8. Paragraph 1.14 is hereby amended to read:

1.14	“Pro-Neuron” means any or all of: (i) Wellstat Therapeutics Corporation (formerly known as Pro-Neuron, Inc.) (“Wellstat”), (ii) any entity which is a successor to Wellstat, and (iii) any company acquiring assets from Wellstat wherein said assets are inclusive of rights that overlap or conflict with Patent Rights.

9. Paragraph 1.15 is hereby added to the License Agreement to read:

1.15

“Acylated Pyrimidines” means a derivative of a uridine nucleoside or nucleotide or a derivative of a cytidine nucleoside or nucleotide in which an acyl substituent derived from a carboxylic acid is attached to one or more of the free hydroxyl groups of the ribose moiety of the nucleoside with an ester linkage and/or where such a substituent is attached to the amine substituent of the pyrimidine ring of cytidine, with an amide linkage. Such acyl substituents are derived from carboxylic acids which include, but are not limited to, compounds selected from the group consisting of a fatty acid, an amino acid, nicotinic acid, dicarboxylic acids, lactic acid, p-aminobenzoic acid and orotic acid. A compound is included in “Acylated Pyrimidines” based on its chemical structure, regardless of the manner in which it is made. By way of example and not limitation, Acylated Pyrimidines include, but are not limited to 2’,3’,5’-tri-O-acetyluridine, 2’-O-propanoyluridine, N4-acetylcytidine, 2’-O-acetyl-3’-O-ethoxyuridine, uridine 2’-O-malonate, and 2’,3’-diacetyluridine-5’-monophosphate. By way of example and not limitation, Acylated

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Pyrimidines exclude uridine, cytidine, acyl derivatives of 6-carboxycytidine, 2’-O-carboxypropyluridine, 3’-O-acetoxyethyluridine, and uridine-5’-monophosphate.

10. Paragraph 1.16 is hereby added to the License Agreement to read:

1.16	“Jointly Invented Claims” means those claims within the Naviaux Applications and von Borstel Applications that are determined in the Patent Arbitration (regardless of the decision of any other authority) to have been invented jointly by (a) one or more Wellstat Inventors and (b) one or more Regents Inventors and/or one or more Third Party Inventors.

11. Paragraph 1.17 is hereby added to the License Agreement to read:

1.17	“Naviaux Applications” means U.S. Application No. 60/121,588 and the corresponding PCT application WO 00/50043 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing. “Naviaux Applications” shall include, inter alia, the national phase applications based on PCT application WO 00/50043 filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa.

12. Paragraph 1.18 is hereby added to the License Agreement to read:

1.18	“Naviaux/Page Invented Claims” means those claims of the Naviaux Applications and von Borstel Applications that are determined in the Patent Arbitration (regardless of the decision of any other authority) to have been invented by one or more Regents Inventors and/or one or more Third Party Inventors, and not by any Wellstat Inventor.

13. Paragraph 1.19 is hereby added to the License Agreement to read:

1.19	“Non-Acylated Pyrimidines” means any pyrimidine, derivative of a pyrimidine, or pyrimidine-based nucleoside, other than an Acylated Pyrimidine.

14. Paragraph 1.20 is hereby added to the License Agreement to read:

1.20	“Patent Arbitration” means the process for determining inventorship of the Naviaux Applications and von Borstel Applications contemplated by Article 2 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit C).

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15. Paragraph 1.21 is hereby added to the License Agreement to read:

1.21	“Patent Prosecution” means the preparation, filing, prosecution and maintenance of patent and/or patent applications, including, without limitation, activities in connection with any patentability opinions, inventorship determinations, re-examinations, reissues, interferences and/or opposition activities arising out of the foregoing, but excluding interferences and/or opposition activities in connection with interferences and/or oppositions between the Regents, Wellstat, and/or Repligen. For the avoidance of doubt, Patent Prosecution shall not include activities in connection with the Patent Arbitration contemplated by Article 2 of the Regents/Wellstat Settlement Agreement.

16. Paragraph 1.22 is hereby added to the License Agreement to read:

1.22	“Permitted Impurity” means, with respect to compounds that are not Acylated Pyrimidines, a trace amount of Acylated Pyrimidine not intended to and unlikely to have any significant therapeutic effect and resulting solely from the inability of Repligen or its Sublicensees, acting in a commercially reasonable manner, to produce such compound free of Acylated Pyrimidines, the percentage of which by weight is no greater than one percent (1.0%) of the total combined weight of Acylated Pyrimidines and Non-Acylated Pyrimidines in such combination in finished form.

17. Paragraph 1.23 is hereby added to the License Agreement to read:

1.23	“Person” means any individual, sole proprietorship, partnership, joint venture, trust, union, unincorporated organization, corporation, limited partnership, limited liability partnership, limited liability company, governmental agency or department, or other entity or organization.

18. Paragraph 1.24 is hereby added to the License Agreement to read:

1.24	“Regents Inventor” means, with respect to a claim, Naviaux, Page, or any Person who is obliged to assign rights in the invention disclosed in such claim to UNIVERSITY other than pursuant to Article 3 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit D).

19. Paragraph 1.25 is hereby added to the License Agreement to read:

1.25	“Regents/Wellstat License Agreement” means that certain License Agreement of even date herewith between Wellstat and UNIVERSITY.

20. Paragraph 1.26 is hereby added to the License Agreement to read:

1.26	“Resolution Documents” shall have the meaning set forth in Section 1.26 of the Regents/Wellstat Settlement Agreement (reproduced here in Exhibit H).

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21. Paragraph 1.27 is hereby added to the License Agreement to read:

1.27	“Third Party Inventor” means Deborah Brewer or Charles Moseley.

22. Paragraph 1.28 is hereby added to the License Agreement to read:

1.28	“von Borstel Applications” means U.S. Application Nos. 09/144,096, 09/838,136, 09/930,494, 09/763,955, and the corresponding PCT applications WO 00/11952 and WO 03/15516, and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing, but specifically excluding U.S. Patent No. 6,472,378.

23. Paragraph 1.29 is hereby added to the License Agreement to read:

1.29	“von Borstel Invented Claims” means those claims of the Naviaux Applications and von Borstel Applications determined in the Patent Arbitration (regardless of the decision of any other authority) to have been invented by one or more Wellstat Inventors, and not by any Regents Inventor and/or Third Party Inventor.

24. Paragraph 1.30 is hereby added to the License Agreement to read:

1.30	“Wellstat Inventor” means, with respect to a claim, von Borstel or any other employee of Wellstat or one or more of its Affiliates who is not obliged to assign rights in the invention disclosed in such claim to UNIVERSITY, other than pursuant to Article 3 of the Regents/Wellstat Settlement Agreement (reproduced here as Exhibit D), or to Repligen.

25. Paragraph 2.1 is hereby amended to read:

2.1	License.

(a)	Subject to the limitations set forth in this Agreement, UNIVERSITY hereby grants to LICENSEE, and LICENSEE hereby accepts, a license under UNIVERSITY’s rights in the Patent Rights to develop, make, have made, use, sell, offer for sale, and import Licensed Products and practice Licensed Methods using Licensed Products in the Field within the Territory and during the Term.

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(b)	The license granted herein under UNIVERSITY’s rights in the Patent Rights in the Naviaux/Page Invented Claims is exclusive (subject to Wellstat’s rights with respect to “Permitted Impurities” as defined in the Regents/Wellstat License Agreement) with respect to Licensed Products. The license granted herein under UNIVERSITY’s rights in the Patent Rights in the Jointly Invented Claims is co-exclusive (with Wellstat and its sublicensees) with respect to Licensed Products. Notwithstanding the foregoing, under no circumstances (other than application of Paragraph 2.1(c) below) is any license granted pursuant to this Agreement under the Patent Rights, whether by implication, exhaustion, estoppel, waiver or otherwise, to develop, make, have made, use, offer for sale, sell, or import any Acylated Pyrimidine, whether alone or in combination with other compositions of matter, other than solely a Permitted Impurity in a combination with one or more Licensed Products.

(c)	If, upon termination of the Regents/Wellstat License Agreement, this Agreement has not been terminated and LICENSEE is not in material breach of this Agreement, UNIVERSITY agrees to expand the definition of Licensed Product to include any commercial product, the manufacture, use, sale, offer for sale, or importation of which is claimed by one or more Valid Claims within the Naviaux/Page Invented Claims or the Jointly Invented Claims and to expand the exclusivity of the licenses granted herein to be exclusive under UNIVERSITY’s rights in the Naviaux/Page Invented Claims and co-exclusive (with Wellstat) under UNIVERSITY’s rights in the Jointly Invented Claims; provided that such expansion of Repligen’s rights hereunder shall be subject to the rights of any sublicensee of Wellstat’s rights under the Regents/Wellstat License Agreement that survive such termination.

(d)	No rights are granted under this Agreement, expressly or by implication, exhaustion, estoppel, waiver, or otherwise, under the von Borstel Invented Claims.

(e)	Appended hereto as Exhibit E are charts reflecting the allocation of rights under the Regents/Wellstat Settlement Agreement, the Regents/Wellstat License Agreement, this Agreement and the License Agreement, effective November 28, 2000, entitled “License Agreement between Repligen Corporation and The Regents of the University of California for Case No. SD 2000-166 ‘Treatment for Hyperuricosuric Autism,’” as amended. Such charts are appended hereto for illustration purposes only and in the event of a conflict between the terms of this Agreement and such charts, the terms of the Agreement shall control.

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26. Paragraph 2.2(a) is hereby amended to read:

(a)	The license granted in Paragraph 2.1 includes the right of LICENSEE to grant sublicenses of Patent Rights to third parties during the Term but only for so long as the license is exclusive or co-exclusive.

27. Paragraph 2.2(b)(2) is hereby amended to read:

(2) to the extent applicable, include all of the rights of and obligations due to UNIVERSITY and contained in this Agreement;

28. Commencing with the payment for 2003, the amount of the License Maintenance Fees provided by Paragraph 3.1(b) of the License Agreement is hereby *. This change is not retroactive for payments for 2002 or years prior to 2002. All other terms of this provision remain unchanged.

29. Paragraph 3.1(c) of the License Agreement is hereby amended to read:

c) milestone payments in the amounts payable according to the following schedule of events and subject to the following provisions:

Amount	Date or Event
(1) *	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a placebo controlled Phase II clinical study to evaluate the efficacy as a human therapeutic candidate of a Licensed Product which is covered by a Valid Claim under the Patent Rights.

(2) *)	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a Phase III clinical study to evaluate the efficacy as a human therapeutic candidate of a Licensed Product which is covered by a Valid Claim under the Patent Rights but no later than September 30, 2010.

(3) *)	Receipt by LICENSEE or a Sublicensee of LICENSEE of a approval letter from the U.S. Food & Drug Administration for the commercial sale of a Licensed Product but no later than September 30, 2012.

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i) In the event that a milestone payment becomes due wherein the Licensed Product which is the subject of said milestone payment is also covered under a separate license granted to LICENSEE by UNIVERSITY, requiring similar milestone payments, only the higher of the payments (or, if equal, a single payment) for that milestone shall be due.

ii) The “3rd” milestone payment of * will be * creditable toward earned royalties payable by LICENSEE to UNIVERSITY under this Agreement.

30. Paragraph 3.1(f) is hereby added to the License Agreement.

(f)	In the event that the Patent Arbitrator determines that Wellstat Inventors are the sole inventors on all of the claims of the Naviaux Applications and the von Borstel Applications pursuant to the “Patent Arbitration” procedures and “Ownership of Patent Rights” provisions set forth in Articles 2 and 3 of the Regents/Wellstat Settlement Agreement, LICENSEE shall no longer have any rights under this Agreement and this Agreement shall automatically terminate.

31. Paragraph 3.2 is hereby amended to read:

3.2 Patent Costs.

(a)	LICENSEE shall reimburse UNIVERSITY for all Patent Costs incurred by the Regents at any time prior to the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit C, plus a fifteen percent (15%) patent service fee within thirty (30) days following receipt by LICENSEE of an itemized invoice from UNIVERSITY.

(b)	As of the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit C, and subject to Section 5.1.3 of the Regents/Wellstat Settlement Agreement, attached hereto as Exhibit F, LICENSEE agrees that LICENSEE and Wellstat shall be jointly and severally liable to UNIVERSITY for all Patent Costs. Without limiting the foregoing, the parties hereto acknowledge that LICENSEE and Wellstat have agreed to an allocation of responsibility, as between themselves, for Patent Costs that is set forth in Section 3.4.6 of the Wellstat/Repligen Settlement Agreement, and attached hereto as Exhibit G. In addition, LICENSEE shall, with respect to LICENSEE’s portion of Patent Costs as set forth in Section 3.4.6 of the Wellstat/Repligen Settlement Agreement, pay to UNIVERSITY a fifteen percent (15%) patent service fee.

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32. Paragraph 3.5 is hereby deleted in its entirety.

33. In both Paragraphs 4.2(b) and 4.3(c), the term “one percent (1%) per month” is hereby amended to read “ten percent (10%) per year.”

34. Paragraph 4.3(b)(5) is hereby deleted in its entirety.

35. Paragraphs 5.1 (b) and 5.1(c) are hereby amended to read:

(b)	In the event that UNIVERSITY is responsible for Patent Prosecution of the Naviaux Applications or the von Borstel Applications or claims thereof:

(1)	UNIVERSITY shall provide LICENSEE with copies of all communications from patent authorities and drafts of all communications to patent authorities pertaining to each of the Naviaux Applications or the von Borstel Applications and UNIVERSITY will also consider in good faith all suggestions of LICENSEE as to prosecution and extension matters, including scope of claims and patent term, of each such application.

(2)	UNIVERSITY shall prepare, file and prosecute patent applications as to the Naviaux Applications or the von Borstel Applications, as the case may be, and maintain patents issued from such applications in such jurisdictions as LICENSEE shall request.

(3)	If LICENSEE does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country, LICENSEE shall give prompt written notice (a “Withdrawal Notice”) of such fact to UNIVERSITY and to Wellstat and any license that LICENSEE had prior to such Withdrawal Notice to any patent rights in such country shall thereafter be terminated. From and after the date of delivery of the Withdrawal Notice, LICENSEE shall not be obligated to pay any cost of Patent Prosecution of a patent application or patent in such country. For the avoidance of doubt, (a) until and unless both Wellstat and LICENSEE give a Withdrawal Notice to UNIVERSITY, the non-withdrawing party shall remain liable for such costs to the Regents in accordance with Section 3.4.6 of the Wellstat/Repligen Settlement Agreement and attached hereto as Exhibit G and (b) from and after the date of delivery of Withdrawal Notices from both Wellstat and LICENSEE, UNIVERSITY shall, at its sole discretion, have the right but not the obligation to prosecute and maintain such patent applications and claims in such patent applications.

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(c)	If UNIVERSITY elects not to prepare, file, prosecute or maintain any of the Naviaux Applications or the von Borstel Applications or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, UNIVERSITY shall promptly (and in any event not less than thirty (30) days prior to the deadline for taking appropriate action with respect to such application) notify Wellstat and LICENSEE of that election. If UNIVERSITY elects not to prepare, file, prosecute or maintain any Naviaux Application or von Borstel Application or claims thereof for which it is responsible pursuant to the Regents/Wellstat Settlement Agreement, Wellstat shall have the right to step in and take over responsibility for Patent Prosecution of such applications or claims thereof in the name and on behalf of the owner(s) thereof by notice to UNIVERSITY and LICENSEE; provided that all costs of such Patent Prosecution (including attorneys’ fees) incurred after the date such notice is given by Wellstat shall be shared as set forth in Section 5.7 of the Regents/Wellstat Settlement Agreement. If Wellstat elects not to prepare, file, prosecute or maintain any of the Naviaux Applications or von Borstel Applications or claims thereof for which is it responsible pursuant to the Regents/Wellstat Settlement Agreement or any Naviaux Applications or von Borstel Applications or claims thereof with respect to which UNIVERSITY has elected not to prepare, file, prosecute or maintain, LICENSEE shall have the right, by notice to UNIVERSITY and Wellstat and at its sole cost and expense, to step in and take over responsibility for Patent Prosecution of such Naviaux Applications or von Borstel Applications or claims thereof in the name and on behalf of the owner(s) thereof to the extent necessary to protect its rights under this Agreement.

36. Paragraph 5.1(d) is hereby deleted in its entirety.

37. The first sentence of Paragraph 5.2(b) is hereby amended to read:

During the period in which LICENSEE has exclusive rights or co-exclusive rights under this Agreement, LICENSEE has the right to take legal action for infringement of the Patent Rights against such third party for its use of Licensed Products within the scope of LICENSEE’s exclusive or co-exclusive rights.

38. LICENSEE acknowledges that its rights in certain circumstances to control the prosecution of and to obtain recoveries from actions brought pursuant to Section 5.2 are rights with respect to UNIVERSITY and may be impacted in some circumstances by Wellstat’s rights to control the prosecution of and to obtain recoveries from actions brought under Wellstat’s potential rights as a joint owner of the Naviaux Applications and/or the von Borstel Applications and/or pursuant to Section 5.2 of the Regents/Wellstat License Agreement.

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39. Paragraph 5.4 is hereby added to the License Agreement to read:

5.4	Further Assurances. Each of the Parties agrees to cooperate with each other Party as reasonably requested by such other Party in order to effectuate the provisions of this Amendment and the License Agreement. Such cooperation shall include, without limitation, (a) taking any and all actions with regard to the PTO or any foreign equivalent to ensure that the inventorship of all claims in the patent applications that are subject to the Patent Arbitration is accurately reflected in the files of the PTO and any foreign equivalent; and (b) transitioning any files, data or other information to any Party preparing, filing, prosecuting, maintaining, enforcing (subject to Section 5.2 herein) or seeking patent term extension of any of the Naviaux Applications or von Borstel Applications. Any such cooperation may also include, without limitation, signing all papers to be filed with the PTO and/or any foreign equivalent, including patent applications, declarations, oaths, formal assignments, assignments of priority rights and powers of attorney, that any Party may request in order to effectuate the provisions of this Amendment and the License Agreement.

40. The address and telephone numbers for LICENSEE set forth in Paragraph 10.1 of the License Agreement is hereby amended to read:

Repligen Corporation

41 Seyon Street

Building #1, Suite 100

Waltham, MA 02453

Attention: President

Telephone: 781-250-0110

Telefax: 781-250-0115

41. Effect of Amendment. Except as expressly set forth herein, the License Agreement is not amended or modified in any other respect and shall remain in full force and effect in accordance with the terms thereof.

42. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original for all purposes.

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IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized officers to execute and acknowledge this Amendment to the License Agreement Between Repligen Corporation and the Regents of the University of California for Case No. SD 1999-068 “The Use of PN401 in the Treatment of Mitochondrial Disease” on the day and year written.

REPLIGEN

Repligen Corporation, a Delaware corporation

By:	/s/ Walter Herlihy
Its: Authorized Officer

Date: November 15, 2004

REGENTS

The Regents of the University of California

By:	/s/ P. Martin Simpson
P. Martin Simpson, General Counsel
Its: Authorized Officer

Date: November 8, 2004

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EXHIBIT A

License Agreement

1

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LICENSE AGREEMENT

BETWEEN

REPLIGEN CORPORATION

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

CASE NO. SD 1999-068

“THE USE OF PN401 IN THE TREATMENT OF MITOCHONDRIAL

DISEASE”

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THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK

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LICENSE AGREEMENT

This agreement (“Agreement”) is made by and between Repligen Corporation, a Delaware corporation having an address at 117 Fourth Avenue, Needham, MA 02194 (“LICENSEE”) and The Regents Of The University Of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UCSD”).

This Agreement is effective on the date of the last signature (“Effective Date”).

RECITALS

WHEREAS, the inventions disclosed in UCSD Case Docket No. SD1999-068 and titled “The Use Of Pn401 In The Treatment Of Mitochondrial Disease” (“Invention”), were made in the course of research at UCSD by Robert Naviaux, M.D., Ph.D. and his associates (hereinafter the “Inventors”) and are covered by Patent Rights as defined below;

WHEREAS, the research was sponsored in part by the Government of the United States of America and as a consequence this license is subject to overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable regulations;

WHEREAS Robert Naviaux, M.D., Ph.D. is an employee of UCSD and is obligated to assign all of his right, title and interest in the Invention to UNIVERSITY;

WHEREAS, UNIVERSITY is desirous that the Invention be developed and utilized to the fullest possible extent so that its benefits can be enjoyed by the general public;

WHEREAS, LICENSEE entered into a secrecy agreement (UC Control No. 2001-20-0011) with UNIVERSITY, effective July 5, 2000 (“Secrecy Agreement”), for the purpose of evaluating the Invention;

WHEREAS, LICENSEE is desirous of obtaining certain rights from UNIVERSITY for commercial development, use, and sale of the Invention, and the UNIVERSITY is willing to grant such rights; and

WHEREAS, LICENSEE understands that UNIVERSITY may publish or otherwise disseminate information concerning the Invention at any time pursuant to the terms and conditions of this Agreement and that LICENSEE is paying consideration thereunder for its early access to the Invention not continued secrecy therein.

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NOW THEREFORE, the parties agree:

ARTICLE 1. DEFINITIONS

The terms, as defined herein, shall have the same meanings in both their singular and plural forms.

1.1	“Affiliate” means any corporation or other business entity in which LICENSEE owns or controls, directly or indirectly, at least twenty percent (20%) of the outstanding stock or other voting rights entitled to elect directors, or in which LICENSEE is owned or controlled directly or indirectly by at least twenty percent (20%) of the outstanding stock or other voting rights entitled to elect directors; but in any country where the local law does not permit foreign equity participation of at least twenty percent (20%), then an “Affiliate” includes any company in which LICENSEE owns or controls or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock or voting rights permitted by local law.

1.2	“Sublicensee” means a third party to whom LICENSEE grants a sublicense of certain rights granted to LICENSEE under this Agreement.

1.3	“Field” means therapeutic use.

1.4	“Territory” means all countries of the world.

1.5	“Term” means the period of time beginning on the Effective Date and ending on the later of (i) the expiration date of the longest-lived Patent Rights; or (ii) the twenty-first (21st) anniversary of Effective Date.

1.6	Patent Rights” means the US patent application # 60/121,588 and PCT Application WO00/50043, both entitled “Methods and Treatment of Mitochondrial Disease”, disclosing and claiming the Invention, filed by Inventors and assigned to UNIVERSITY as well as any continuing applications thereof including divisions, substitutions, and continuations-in-part (but only to extent the claims thereof are enabled by disclosure of the parent application); any patents issuing on said applications including reissues, reexaminations and extensions; and any corresponding foreign applications or patents and ii) rights which UNIVERSITY may have or later gain in and to any patents which issue from patent applications filed by Pro-Neuron and which claim the Invention.

1.7	“Licensed Method” means any method that is covered by Patent Rights the use of which would constitute, but for the license granted to LICENSEE under this Agreement, an infringement of any pending or issued and unexpired claim within Patent Rights.

1.8	“Sponsor Rights” means all the applicable provisions of any license to the United States Government executed by UNIVERSITY and the overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable governmental implementing regulations.

*	CONFIDENTIAL TREATMENT REQUESTED

1.9	“Licensed Product” means any commercial product, the manufacture, use, sale, offer for sale, or importation of which is claimed by one or more Valid Claim within the Patent Rights.

1.10	“Net Sales” means the total of the gross invoice prices of Licensed Products sold by LICENSEE, its Sublicensee, an Affiliate, or any combination thereof, less the sum of the following actual and customary deductions where applicable and separately listed: cash, trade, or quantity discounts; sales, use, tariff, import/export duties or other excise taxes imposed on particular sales (except for value-added and income taxes imposed on the sales of Licensed Products in foreign countries); transportation charges; or credits to customers because of rejections or returns. For purposes of calculating Net Sales, transfers to a Sublicensee or an Affiliate of Licensed Product under this Agreement for (i) end use (but not resale) by the Sublicensee or Affiliate shall be treated as sales by LICENSEE at list price of LICENSEE, or (ii) resale by a Sublicensee or an Affiliate shall be treated as sales at the list price of the Sublicensee or Affiliate.

1.11	“Patent Costs” means all out-of-pocket expenses for the preparation, filing, prosecution, and maintenance of all United States and foreign patents included in Patent Rights. Patent Costs shall also include reasonable out-of-pocket expenses for patentability opinions, inventorship determination, preparation and prosecution of patent application, re-examination, re-issue, interference, and opposition activities related to patents or applications in Patent Rights.

1.12	“Combination Product” means any product which is a Licensed Product and contains other product(s) or product component(s) that (i) does not use Invention or Patent Rights; (ii) the sale, use or import by itself does not contribute to the infringement of Patent Rights; (iii) can be sold separately by LICENSEE, its Sublicensee or an Affiliate; and (iv) enhances the market price of the final product(s) sold, used or imported by LICENSEE, its Sublicensee, or an Affiliate.

1.13	“Valid Claim” means any claim(s) pending in a patent application or in an unexpired patent included within the Patent Rights which has not been held unenforceable, unpatentable, or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

1.14	“Pro-Neuron” means any or all of: i) Pro-Neuron Inc. of Gaithersburg, MD a private company developing, among other things, therapeutic forms of uridine for human use, ii) any entity which is a successor to Pro-Neuron Inc., and iii) any company acquiring assets from Pro-Neuron Inc. wherein said assets are inclusive of rights that overlap or conflict with Patent Rights

*	CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 2. GRANTS

2.1	License. Subject to the limitations set forth in this Agreement, UNIVERSITY hereby grants to LICENSEE, and LICENSEE hereby accepts, a license under Patent Rights to make, have made, use, sell, offer for sale, and import Licensed Products in the Field within the Territory and during the Term.

The license granted herein under Patent Rights is exclusive and UNIVERSITY shall not grant to third parties a further license under Patent Rights in the Field, within the Territory and during the Term.

2.2	Sublicense.

(a)	The license granted in Paragraph 2.1 includes the right of LICENSEE to grant sublicenses of Patent Rights to third parties during the Term but only for as long the license is exclusive.

(b)	With respect to sublicense granted pursuant to Paragraph 2.2(a), LICENSEE shall:

(1)	not receive, or agree to receive, anything of value in lieu of cash as considerations from a third party under a sublicense granted pursuant to Paragraph 2.2(a) without the express written consent of UNIVERSITY;

(2)	to the extent applicable, include all of the rights of and obligations due to UNIVERSITY (and, if applicable, the Sponsor’s Rights) and contained in this Agreement;

(3)	promptly provide UNIVERSITY with a copy of each sublicense issued; and

(4)	collect and guarantee payment of all payments due, directly or indirectly, to UNIVERSITY from Sublicensees and summarize and deliver all reports due, directly or indirectly, to UNIVERSITY from Sublicensees.

(c)	Upon termination of this Agreement for any reason, UNIVERSITY, at its sole discretion, shall determine whether LICENSEE shall cancel or assign to UNIVERSITY any and all sublicenses.

2.3	Reservation of Rights. UNIVERSITY reserves the right to:

(a)	use the Invention and Patent Rights for educational and research purposes;

(b)	publish or otherwise disseminate any information about the Invention so long as such dissemination will in no way compromise the ability to obtain or maintain patentability of the Invention or any improvements made thereto; and

(c)	allow other nonprofit institutions to use Invention and Patent Rights solely for educational and non-commercial research purposes in their facilities.

*	CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 3. CONSIDERATIONS

3.1	Fees and Royalties. The parties hereto understand that the fees and royalties payable by LICENSEE to UNIVERSITY under this Agreement are partial considerations for the exclusive license granted herein to LICENSEE under Patent Rights. LICENSEE shall pay UNIVERSITY:

a)	license fee of * upon execution of this Agreement.

b)	license maintenance fees * payable on the first (1st) anniversary of the Effective Date and annually thereafter on each anniversary; provided however, that LICENSEE’S obligation to pay this fee shall end on the date when LICENSEE is commercially selling a Licensed Product;

c)	milestone payments in the amounts payable according to the following schedule of events and subject to the following provisions:

	Amount	Date or Event
(1)	*	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a placebo controlled Phase II clinical study to evaluate the efficacy of a human therapeutic candidate which is covered by a Valid Claim under the Patent Rights.

(2)	*	Upon first initiation by LICENSEE or a Sublicensee of LICENSEE of a Phase III clinical study to evaluate the efficacy of a human therapeutic candidate which is covered by a Valid Claim under the Patent Rights, but no later than March 31, 2008.

(3)	*	Receipt by LICENSEE or a Sublicensee of LICENSEE of a final approval letter from the US Food and Drug Administration for the commercial sale of a Licensed Product but no later than March 31, 2010

i)	I In the event that a milestone payment becomes due wherein the human therapeutic candidate or the Licensed Product which is the subject of said milestone payment is also covered under a separate license granted to

*	CONFIDENTIAL TREATMENT REQUESTED

LICENSEE by UNIVERSITY, requiring similar milestone payments, only the higher of the payments (or, if equal, a single payment) for that milestone shall be due.

ii)	The “3rd” milestone payment * payable by LICENSEE to UNIVERSITY under this agreement.

(d)	an earned royalty of * on Net Sales of Licensed Products for therapeutic uses by LICENSEE, Sublicensee and/or LICENSEE’S Affiliate(s), subject to the following deductions and/or adjustments:

i)	The earned royalty due on Net Sales of Combination Product by LICENSEE and/or its Affiliate(s) shall be calculated as below:

Earned Royalties due UNIVERSITY = A/(A+B+C . . .) x Royalty Rate on Net Sales of the Licensed Products applicable in (i) or (ii) x Net Sales of Combination Product, where: A is the separately listed sale price of the Licensed Product or Licensed Product components; and B and C . . . are the separately listed sale prices of the individual products or product components, respectively, that satisfied the requirements outlined in Paragraph 1.13. In the event that LICENSEE does not separately sell any of the B, C . . . products or product components used in Combination Product, a theoretical sale price shall be determined based upon the enhancement of the market price of the final product according to 1.13.

ii)	The earned royalty will be reduced by *, during any period and in any country in which LICENSEE shares exclusivity with Pro-Neuron with respect to commercialization of Licensed Product. LICENSEE must provide documentation or proof of such sharing of exclusivity to UNIVERSITY to initiate this reduction.

iii)	If LICENSEE is required to obtain an agreement from any third party or parties which is not an Inventor in order to commercialize Licensed Product, then the earned royalty rate will be reduced by the actual royalty rate LICENSEE is required to pay said third party or parties, to *. LICENSEE must provide a copy of any such agreement to UNIVERSITY to initiate this reduction.

*	CONFIDENTIAL TREATMENT REQUESTED

iv)	Under no circumstance will the royalty due on Licensed Product be reduced to less than *.

e)	beginning the calendar year of commercial sales of the first Licensed Product by LICENSEE, its Sublicensee, or an Affiliate and if the total earned royalties paid by LICENSEE under Paragraphs 3.1(d) and (e) to UNIVERSITY in any such year cumulatively amounts to *, LICENSEE shall pay to UNIVERSITY a minimum annual royalty on or before February 28 following the last quarter of such year which is equal to the difference between amount noted above and the total earned royalty paid by LICENSEE for such year under Paragraphs 3.1(d) and (e); provided, however, that for the year of commercial sales of the first Licensed Product, the amount of minimum annual royalty payable shall be pro-rated for the number of months remaining in that calendar year.

All fees and royalty payments specified in Paragraphs 3.1(a) through 3.1(f) above shall be paid by LICENSEE pursuant to Paragraph 4.3 and shall be delivered by LICENSEE to UNIVERSITY as noted in Paragraph 10.1.

3.2	Patent Costs. LICENSEE shall reimburse UNIVERSITY all past (prior to the Effective Date) and future (on or after the Effective Date) Patent Costs plus a fifteen percent (15%) patent service fee within thirty (30) days following receipt by LICENSEE of an itemized invoice from UNIVERSITY. Estimated service fees as of October 31, 2000 are approximately *.

3.3	Research Funding. Within sixty (60) days of the execution of this Agreement, the parties will mutually agree upon a work plan to be carried out by Dr. Naviaux of UCSD. LICENSEE agrees to provide no less than * per year for two years, with the second year funding subject to an annual review at the one year anniversary.

3.4	Due Diligence.

(a)	LICENSEE shall:

(1)	meet with Dr. Naviaux and colleagues at UCSD on or about January 11th, 2001 to discuss several items including details of drug supply and FDA regulatory approval for clinical trials;

(2)	diligently proceed within a reasonable time with the development, manufacture and sale of Licensed Products;

(3)	submit to UNIVERSITY, within a reasonable time, a clinical development plan for a therapeutic candidate covered under Patent Rights (This clinical development plan will require LICENSEE to work with Dr. Richard Hass and Dr. Robert Naviaux of UCSD to develop this program);

(4)	market Licensed Products in the United States within six (6) months of receiving regulatory approval to market such Licensed Products if and as regulatory approval is required;

(5)	obtain all necessary governmental approvals world-wide for the manufacture, use and sale of Licensed Products if and as such approval is required; and

*	CONFIDENTIAL TREATMENT REQUESTED

(5)	reasonably fill the market demand for Licensed Products following commencement of marketing at any time during the term of this Agreement.

(b)	If LICENSEE fails to perform any of its obligations specified in Paragraphs 3.3(a)(1)-(4), then UNIVERSITY shall have the right and option to either terminate this Agreement or change LICENSEE’S exclusive license to a nonexclusive license. Termination shall follow procedures outlined in Section 7.2, “Termination by the Regents”. This right, if exercised by UNIVERSITY, supersedes the rights granted in Article 2.

3.5	Other Parties. LICENSEE acknowledges that it is aware that a third party, Pro-Neuron of Gaithersburg, Maryland, has filed a US patent application which claims subject matter which may be overlapping with the Invention. LICENSEE further acknowledges that Pro-Neuron may claim or seek to assert rights to UNIVERSITY’s interest in the Invention. To the extent of the actual knowledge of David A. Odelson, a Senior Licensing Officer at the University of California-San Diego, UNIVERSITY represents and warrants that it has provided to LICENSEE copies of all written contracts made by and between Pro-Neuron and UNIVERSITY as described and included in Appendix A. LICENSEE and UNIVERSITY jointly and separately covenant to use best efforts to reach a resolution with Pro-Neuron whereby LICENSEE would be granted the most exclusive position possible under the Patent Rights. LICENSEE may seek to file an interfering case with the Patent Office and pursue an interference. In the event that LICENSEE, at its sole option, elects to pursue an interference or initiate legal action against Pro-Neuron to defend or extend its Patent Rights granted hereunder, UNIVERSITY hereby agrees to cooperate fully with LICENSEE in said legal action, without agreeing to be a party to such legal action. LICENSEE will reimburse all expenses incurred by UNIVERSITY in connection with any such interference or legal action. Reimbursements made by LICENSEE will be fully creditable toward future royalty payments due to UNIVERSITY under this agreement, but no more than 50% of the payable amount each year.

ARTICLE 4. REPORTS, RECORDS AND PAYMENTS

4.1	Reports.

(a)	Progress Reports.

(1)	Beginning March 31, 2002 and ending on the date of first commercial sale of a Licensed Product in the United States, LICENSEE shall submit to UNIVERSITY annual progress reports covering LICENSEE’S (and Affiliate’s and Sublicensee’s) activities to develop and test all Licensed Products and obtain any and all governmental approvals necessary for marketing the same. Such reports shall include a summary of work completed; summary of work in progress; current schedule of anticipated events or milestones; market plans for introduction of Licensed Products; and an approximate, good faith summary of resources (dollar value) spent in the reporting period.

*	CONFIDENTIAL TREATMENT REQUESTED

(2)	LICENSEE shall also report to UNIVERSITY, in its immediately subsequent progress report, the date of first commercial sale of a Licensed Product in each country.

(b)	Royalty Reports. After the first commercial sale of a Licensed Product anywhere in the world, LICENSEE shall submit to UNIVERSITY quarterly royalty reports on or before each February 28, May 31, August 31 and November 30 of each year. Each royalty report shall cover LICENSEE’S (and each Affiliate’s and Sublicensee’s) most recently completed calendar quarter and shall show

(1)	the gross sales, deductions as provided in Paragraph 1.11, and Net Sales during the most recently completed calendar quarter and the royalties, in US dollars, payable with respect thereto;

(2)	the number of each type of Licensed Product sold;

(3)	sublicense fees and royalties received during the most recently completed calendar quarter in US dollars, payable with respect thereto;

(4)	the method used to calculate the royalties; and

(5)	the exchange rates used.

If no sales of Licensed Products has been made and no sublicense revenues has been received by LICENSEE during any reporting period, LICENSEE shall so report.

4.2	Records & Audits.

(a)	LICENSEE shall keep, and shall require its Affiliates and Sublicensees to keep, accurate and correct records of all Licensed Products manufactured, used, and sold, and sublicense fees received under this Agreement. Such records shall be retained by LICENSEE for at least five (5) years following a given reporting period.

(b)	All records shall be available during normal business hours for inspection at the expense of UNIVERSITY by UNIVERSITY’S Internal Audit Department or by a Certified Public Accountant selected by UNIVERSITY and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments. Such inspector shall not disclose to UNIVERSITY any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an under reporting and underpayment in excess of five percent (5%) for any twelve (12) month period, then LICENSEE shall pay the cost of the audit as well as any additional sum that would have been payable to UNIVERSITY had the LICENSEE reported correctly, plus an interest charge at a rate of one percent (1%) per month. Such interest shall be calculated from the date the correct payment was due to UNIVERSITY up to the date when such payment is actually made by LICENSEE. For underpayment not in excess of five percent (5%) for any twelve (12) month period, LICENSEE shall pay the difference within thirty (30) days without interest charge or inspection cost.

*	CONFIDENTIAL TREATMENT REQUESTED

4.3	Payments.

(a)	All fees and royalties due UNIVERSITY shall be paid in United States dollars and all checks shall be made payable to “The Regents of the University of California”, referencing UNIVERSITY’S taxpayer identification number, 95-6006144. When Licensed Products are sold in currencies other than United States dollars, LICENSEE shall first determine the earned royalty in the currency of the country in which Licensed Products were sold and then convert the amount into equivalent United States funds, using the exchange rate quoted in The Wall Street Journal on the last business day of the applicable reporting period.

The proper wire-transfer information for payments is as follows:

UCSD receiving bank name:	*
UCSD bank account number:	*
UCSD bank routing (ABA) number:	*
UCSD bank account name:	*
UCSD bank ACH format code:	*
UCSD bank address:	*

UCSD addendum information:	Please reference: UCSD-TTIPS Case No.: SD2000-166 Department contact: Linda Wang

Also, please fax a copy of the transaction receipt to
Linda Wang at: 858/534-7345

(b)	Royalty Payments.

(1)	Royalties shall accrue when Licensed Products are invoiced, or if not invoiced, when delivered to a third party or Affiliate.

(2)	LICENSEE shall pay earned royalties quarterly on or before February 28, May 31, August 31 and November 30 of each calendar year. Each such payment shall be for earned royalties accrued within LICENSEE’S most recently completed calendar quarter.

(3)	Royalties earned on sales occurring or under sublicense granted pursuant to this Agreement in any country outside the United States shall not be reduced by LICENSEE for any taxes, fees, or other charges imposed by the government of such country on the payment of royalty income, except that all payments made by LICENSEE in fulfillment of UNIVERSITY’S tax liability in any particular country may be credited against earned royalties or fees due UNIVERSITY for that country. LICENSEE shall pay all bank charges resulting from the transfer of such royalty payments.

*	CONFIDENTIAL TREATMENT REQUESTED

(4)	If at any time legal restrictions prevent the prompt remittance of part or all royalties by LICENSEE with respect to any country where a Licensed Product is sold or a sublicense is granted pursuant to this Agreement, LICENSEE shall convert the amount owed to UNIVERSITY into US currency and shall pay UNIVERSITY directly from its US sources of fund for as long as the legal restrictions apply.

(5)	LICENSEE shall not collect royalties from, or cause to be paid on Licensed Products sold to the account of the US Government or any agency thereof as provided for in the license to the US Government.

(6)	In the event that any patent or patent claim within Patent Rights is held invalid in a final decision by a patent office from which no appeal or additional patent prosecution has been or can be taken, or by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, all obligation to pay royalties based solely on that patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such final decision. LICENSEE shall not, however, be relieved from paying any royalties that accrued before the date of such final decision, that are based on another patent or claim not involved in such final decision, or that are based on the use of Technology.

(c)	Late Payments. In the event royalty, reimbursement and/or fee payments are not received by UNIVERSITY when due, LICENSEE shall pay to UNIVERSITY interest charges at a rate of one percent (1%) per month. Such interest shall be calculated from the date payment was due until actually received by UNIVERSITY. The payment of such interest shall not foreclose UNIVERSITY from exercising any other rights it may have as a consequence of the lateness of any payment. In no event shall this paragraph be construed as a grant of permission for any payment delays.

ARTICLE 5. PATENT MATTERS

5.1 Patent Prosecution and Maintenance.

(a)	Provided that LICENSEE has reimbursed UNIVERSITY for Patent Costs pursuant to Paragraph 3.2, UNIVERSITY shall diligently prosecute and maintain the United States and, if available, foreign patents, and applications in Patent Rights using counsel of its choice. UNIVERSITY shall provide LICENSEE with copies of all relevant documentation relating to such prosecution and LICENSEE shall keep this documentation confidential. The counsel shall take instructions only from UNIVERSITY.

*	CONFIDENTIAL TREATMENT REQUESTED

(b)	UNIVERSITY shall consider amending any patent application in Patent Rights to include claims reasonably requested by LICENSEE to protect the products contemplated to be sold by LICENSEE under this Agreement.

(c)	LICENSEE shall apply for an extension of the term of any patent in Patent Rights if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this law. LICENSEE shall prepare all documents for such application, and UNIVERSITY shall execute such documents and to take any other additional action as LICENSEE reasonably requests in connection therewith.

(d)	LICENSEE may elect to terminate its reimbursement obligations with respect to any patent application or patent in Patent Rights upon three (3) months written notice to UNIVERSITY. UNIVERSITY shall use reasonable efforts to curtail further Patent Costs for such application or patent when such notice of termination is received from LICENSEE. UNIVERSITY, in its sole discretion and at its sole expense, may continue prosecution and maintenance of said application or patent, and LICENSEE shall then have no further license with respect thereto. Non-payment of any portion of Patent Costs with respect to any application or patent may be deemed by UNIVERSITY as an election by LICENSEE to terminate its reimbursement obligations with respect to such application or patent.

5.2 Patent Infringement.

(a)	If LICENSEE learns of any substantial infringement or challenge of Patent Rights, LICENSEE shall so inform UNIVERSITY and provide UNIVERSITY with reasonable evidence of the infringement prior to taking any legal action. LICENSEE shall not notify a third party of the infringement of Patent Rights without the consent of UNIVERSITY unless LICENSEE is a co-assignee of Patent Rights. Both parties shall use reasonable efforts and cooperation to terminate infringement without litigation.

(b)	LICENSEE has the right to take legal action against such third party for the infringement of Patent Rights. In the event that LICENSEE elects to take legal action, UNIVERSITY agrees to cooperate fully and to participate in said legal action to the extent required by law. Those reasonable expenses which are incurred by UNIVERSITY as a result of said legal action shall by reimbursed by LICENSEE. If LICENSEE elects not to take legal action, UNIVERSITY may thereafter bring suit for patent infringement at its own expense.

(c)	Recoveries from actions brought pursuant to Paragraph 5.2(b) shall belong to the party bringing suit. Legal actions brought jointly by UNIVERSITY and LICENSEE and fully participated in by both shall be at the joint expense of the parties and all recoveries shall be shared jointly by them in proportion to the share of expense paid by each party.

(d)	Each party shall cooperate with the other in litigation proceedings at the expense of the party bringing suit. Litigation shall be controlled by the party bringing the suit, except that UNIVERSITY may be represented by counsel of its choice in any suit brought by LICENSEE.

*	CONFIDENTIAL TREATMENT REQUESTED

5.3	Patent Marking. LICENSEE shall mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

ARTICLE 6 GOVERNMENTAL MATTERS

6.1	Governmental Approval or Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE shall assume all legal obligations to do so. LICENSEE shall notify UNIVERSITY if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement other than US Securities Exchange Commission disclosure obligations. LICENSEE shall make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

6.2	Export Control Laws. LICENSEE shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations and the Export Administration Regulations.

ARTICLE 7. TERMINATION OF THE AGREEMENT

7.1	Termination by The Regents. If LICENSEE fails to perform or violates any term of this Agreement, then UNIVERSITY may give written notice of default (“Notice of Default”) to LICENSEE. If LICENSEE fails to cure the default within sixty (60) days of the Notice of Default, UNIVERSITY may terminate this Agreement and the license granted herein by a second written notice (“Notice of Termination”) to LICENSEE. If a Notice of Termination is sent to LICENSEE, this Agreement shall automatically terminate on the effective date of that notice. Termination shall not relieve LICENSEE of its obligation to pay any fees or royalties owed at the time of termination and shall not impair any accrued right of UNIVERSITY.

7.2	Termination by Licensee.

(a)	LICENSEE shall have the right at any time and for any reason to terminate this Agreement upon a sixty (60) day written notice to UNIVERSITY. Said notice shall state LICENSEE’S reason for terminating this Agreement.

(b)	Any termination under Paragraph 7.2(a) shall not relieve LICENSEE of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made to UNIVERSITY or action by LICENSEE prior to the time termination becomes effective. Termination shall not affect in any manner any rights of UNIVERSITY arising under this Agreement prior to termination.

*	CONFIDENTIAL TREATMENT REQUESTED

7.3	Survival on Termination. The following Paragraphs and Articles shall survive the termination of this Agreement:

(a) Article 4 (REPORTS, RECORDS AND PAMENTS);

(b) Paragraph 7.3 (Survival on Termination);

(c) Paragraph 7.4 (Disposition of Licensed Products on Hand);

(d) Paragraph 8.2 (Indemnification);

(e) Paragraph 9 (USE OF NAMES AND TRADEMARKS);

(f) Paragraph 10.2 (secrecy); and

(g) Paragraph 10.5 (Failure to Perform)

7.4	Disposition of Licensed Products on Hand. Upon termination of this Agreement, LICENSEE may dispose of all previously made or partially made Licensed Product within a period of one hundred and twenty (120) days of the effective date of such termination provided that the sale of such Licensed Product by LICENSEE, its Sublicensees, or Affiliates shall be subject to the terms of this Agreement, including but not limited to the rendering of reports and payment of royalties required under this Agreement.

ARTICLE 8. LIMITED WARRANTY AND INDEMNIFICATION

8.1	Limited Warranty.

(a)	UNIVERSITY warrants that it has the lawful right to grant this license.

(b)	THE LICENSE GRANTED HEREIN AND THE ASSOCIATED TECHNOLOGY AND INVENTION ARE PROVIDED “AS IS” AND WITHOUT WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. UNIVERSITY MAKES NO REPRESENTATION OR WARRANTY THAT THE LICENSED PRODUCT, LICENSED METHOD OR THE USE OF PATENT RIGHTS OR TECHNOLOGY WILL NOT INFRINGE ANY OTHER PATENT OR OTHER PROPRIETARY RIGHTS EXCEPT AS NOTED WITHIN THIS AGREEMENT.

(c)	IN NO EVENT SHALL UNIVERSITY BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) RESULTING FROM EXERCISE OF THE LICENSE GRANTED HEREIN OR THE USE OF THE INVENTION, LICENSED PRODUCT, LICENSED METHOD OR TECHNOLOGY.

(d)	Nothing in this Agreement shall be construed as:

(1)	a warranty of representation by UNIVERSITY as to the validity or scope of any Patent rights:

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(2)	a warranty of representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;

(3)	an obligation to bring or prosecute actions or suits against third parties for patent infringment except as provided in Paragraph 5.2 hereof;

(4)	conferring by implication, estoppel or otherwise any license or rights under any patents of UNIVERSITY other than Patent Rights as defined in this Agreement, regardless of whether those patents are dominant or subordinate to Patent Rights;

(4)	an obligation to furnish any know-how not provided in Patent Rights and Technology; or

(5)	an obligation to update Technology

8.2	Indemnification.

(a)	LICENSEE shall indemnify, hold harmless, and defend UNIVERSITY, its officers, employees, and agents; the sponsors of the research that led to the Invention; and the Inventors of the patents and patent applications in Patent Rights and their employers against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license or any sublicense. This indemnification shall include, but not be limited to, any product liability.

(b)	LICENSEE, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance or an equivalent program of self insurance as follows:

(1)	comprehensive or commercial general liability insurance (contractual liability included) with limits of at least: (i) each occurrence, $1,000,000; (ii) products/completed operations aggregate, $3,000,000; (iii) personal and advertising injury, $1,000,000; and (iv) general aggregate (commercial form only), $3,000,000; and

(2)	the coverage and limits referred to above shall not in any way limit the liability of LICENSEE.

(c)	LICENSEE shall furnish UNIVERSITY with certificates of insurance showing compliance with all requirements. Such certificates shall: (i) provide for thirty (30) day advance written notice to UNIVERSITY of any modification; (ii) indicate that UNIVERSITY has been endorsed as an additional insured under the coverage referred to above; and (iii) include a provision that the coverage shall be primary and shall not participate with nor shall be excess over any valid and collectable insurance or program of self-insurance carried or maintained by UNIVERSITY.

*	CONFIDENTIAL TREATMENT REQUESTED

(d)	UNIVERSITY shall notify LICENSEE in writing of any claim or suit brought against UNIVERSITY in respect of which UNIVERSITY intends to invoke the provisions of this Article. LICENSEE shall keep UNIVERSITY informed on a current basis of its defense of any claims under this Article.

ARTICLE 9. USE OF NAMES AND TRADEMARKS

9.1	Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by LICENSEE of the name, “The Regents Of The University Of California” or “The University of California” or the name of any campus of the University Of California is prohibited, without the express written consent of UNIVERSITY which shall not be unreasonably witheld.

9.2	UNIVERSITY may disclose to the Dr. Theodore Page the terms and conditions of this Agreement upon his request. If such disclosure is made, UNIVERSITY shall request that he not disclose such terms and conditions to others.

9.3	UNIVERSITY may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, but UNIVERSITY shall not disclose the financial terms of this Agreement to third parties, except where UNIVERSITY is required by law to do so, such as under the California Public Records Act.

ARTICLE 10. MISCELLANEOUS PROVISIONS

10.1	Correspondence. Any notice or payment required to be given to either party under this Agreement shall be deemed to have been properly given and effective:

(a) on the date of delivery if delivered in person, or

(b) five (5) days after mailing if mailed by first-class or certified mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other party.

If sent to LICENSEE:

Repligen Corporation

117 Fourth Ave.

Needham, MA 02194

Attention: President

Phone: 781-449-9560

Fax: 781-453-0048

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If sent to UNIVERSITY:

Technology Transfer & Intellectual Property Services

Attention: Director

University of California, San Diego

9500 Gilman Drive, Mail Code 0910

La Jolla, CA 92093-0910

Phone: 858-534-5815

Fax: 858-534-7345

10.2	Secrecy.

(a)	“Confidential Information” shall mean information, including Technology, relating to the Invention and disclosed by UNIVERSITY to LICENSEE during the term of this Agreement, which if disclosed in writing shall be marked “Confidential”, or if first disclosed otherwise, shall within thirty (30) days of such disclosure be reduced to writing by UNIVERSITY and sent to LICENSEE:

(b)	Licensee shall:

(1)	use the Confidential Information for the sole purpose of performing under the terms of this Agreement;

(2)	safeguard Confidential Information against disclosure to others with the same degree of care as it exercises with its own data of a similar nature;

(3)	not disclose Confidential Information to others (except to its employees, agents or consultants who are bound to LICENSEE by a like obligation of confidentiality) without the express written permission of UNIVERSITY, except that LICENSEE shall not be prevented from using or disclosing any of the Confidential Information that:

(i)	LICENSEE can demonstrate by written records was previously known to it;

(ii)	is now, or becomes in the future, public knowledge other than through acts or omissions of LICENSEE; or

(iii)	is lawfully obtained by LICENSEE from sources independent of UNIVERSITY.

(c)	The secrecy obligations of LICENSEE with respect to Confidential Information shall continue for a period ending five (5) years from the termination date of this Agreement.

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10.3	Assignability. This Agreement may be assigned by UNIVERSITY, but is personal to LICENSEE and assignable by LICENSEE only with the written consent of UNIVERSITY, which consent shall not be unreasonably withheld.

10.4	No Waiver. No waiver by either party of any breach or default of any covenant or agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.

10.5	Failure to Perform. In the event of a failure of performance due under this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorney’s fees in addition to costs and necessary disbursements.

10.6	Governing Laws. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

10.7	Force Majeure. A party to this Agreement may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the non-performing party’s obligations herein shall resume.

10.8	Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10.9	Entire Agreement. This Agreement embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. All terms and conditions of any documents, purchase orders, and the like, issued by LICENSEE to facilitate payment obligations hereunder, are null and void, even though they may be issued after the signing of this Agreement.

10.10	Amendments. No amendment, alteration, or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each party.

10.11	Severability. In the event that any of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provisions had never been contained in it.

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IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written. The parties agree that this Agreement may be executed by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and al of which together shall constitute but one and the same instrument.

REPLIGEN CORP.:		THE REGENTS OF THE
UNIVERSITY OF CALIFORNIA:

By:	/s/ Daniel P. Witt	By:	/s/ Alan S. Paau
	Name		Alan S. Paau
	VP, Business Development		Director, Technology Transfer & Intellectual Property Services

Date: November 29, 2000		Date: November 30, 2000

ATTEST:		ATTEST:

By:	/s/ Laura L. Whitehouse	By	/s/ David A. Odelson
	(Signature)		(Signature)

Name:	Laura L. Whitehouse	Name:	David A. Odelson

Date: November 30, 2000		Date: November 30, 2000

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APPENDIX A.

As noted in Section 3.5, UNIVERSITY has provided and REPLIGEN has received a copy of the possible conflicting patent filed by Pro-Neuron entitled “Compositions and Methods for Treatment of Mitochondrial Diseases”, PCT WO 00/11952, Inventor: Reid von Borstel. Additionally, University has provided copies of documents related to University’s interaction with Pro-Neuron.. Copies of these documents are attached within and include: 1) Nondisclosure agreement signed between the researcher Dr. Robert Naviaux of UCSD and Pro-Neuron, dated February 2, 1998; 2) Consulting agreement signed between Dr. Robert Naviaux of UCSD and Pro-Neuron, dated November 17, 1998; 3) Clinical Trial Agreement for Dr. Alice Yu of UCSD between Pro-Neuron and the University of California, signed August 8, 1995; and 4) a three (3) page document detailing the timeline of Dr. Robert Naviaux’s interaction with Pro-Neuron. UNIVERSITY is uncertain of the proper inventorship of the conflicting patent filed by Pro-Neuron and the effects any of the documents may have on the Patent rights at this point. UNIVERSITY hereby informs REPLIGEN and REPLIGEN has acknowledged the above referenced uncertainty as an acceptable risk based on its own business decision.

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EXHIBIT B

Article 4 of the Regents/Repligen Settlement Agreement

Payment. In consideration for the License Amendments, The Regents hereby agrees to pay, in lawful currency of the United States of America, a single payment of * to Repligen. This payment shall be made by wire-transfer within thirty (30) business days after the last Party executes this Agreement.

The proper wire-transfer information for payment is as follows:

Bank Name:	*
ABA Routing Number:	*
Customer Name:	*
Customer Account Number:	*

With copy of the transaction receipt to:

Repligen Corporation

41 Seyon Street

Building #1, Suite 100

Waltham, MA 02453

Attention: Vice President, Finance & Administration

Telephone: 781-250-0110

Telefax: 781-250-0115

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EXHIBIT C

Article 2 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit C are set forth in Exhibit H)

2. Patent Arbitration

2.1 General Agreement.

2.1.1 The Parties hereto agree to submit to a patent arbitration under the procedures set forth below to identify the inventor(s) of the claims in the Naviaux Applications, the von Borstel Applications, and, if a review of the Page Applications is requested, the Page Applications.

2.1.2 Within five (5) days following the Effective Date, the Regents will provide Wellstat and Repligen with all documents relating to the inventorship review that the Regents conducted with respect to the Page Applications. If either Wellstat or Repligen is not satisfied with any aspect of that analysis, either Party may request, by providing written notice to the other Party, that the Patent Arbitrator conduct a de novo review to identify the inventors of each of the claims in the Page Applications. This request shall be made not later than the earlier to occur of (a) fifteen (15) days after the selection and confirmation of the Patent Arbitrator’s ability to serve as the Patent Arbitrator or (b) one hundred and eighty (180) days after receipt of the documents referred to in this Section 2.1.2. Procedures for arbitration of the inventorship of the claims in the Page Applications shall be substantially similar to those employed by the Patent Arbitrator with respect to the Naviaux Applications and the von Borstel Applications. Any reference to a Party or Parties in this Section 2 shall include Repligen to the extent that the Page Applications are subject to the patent arbitration. The Party requesting the review by the Patent Arbitrator shall pay the fees and expenses of the Patent Arbitrator; provided that if both Wellstat and Repligen request such review, the fees and expenses of the Patent Arbitrator shall be shared equally by Wellstat and Repligen, in accordance with Section 2.8.

2.1.3 The Parties agree that the Patent Arbitrator may use the Patent Arbitration Rules of the American Arbitration Association (the “AAA”) to the extent such rules are not inconsistent with the procedures set forth in this Section 2.

2.1.4 The determinations of the Patent Arbitrator shall be final and binding upon the Parties, and the Parties may bring an action, suit or other proceeding in aid of arbitration or to enforce an arbitration award as set forth in Section 16.7.

2.1.5 Notwithstanding the foregoing, nothing in this Agreement shall limit the rights of any Party to participate fully in any interference proceeding that may be declared by PTO or its international equivalent. The Parties agree that ownership of any patent application(s) subject to an interference will follow the determination of the Patent Arbitrator, regardless of the inventorship determination, if any, of the PTO or its international equivalent or any other authority.

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2.2 Selection of Patent Arbitrator.

2.2.1 Selection of Initial Arbitrator. On or before thirty (30) days after the Effective Date, Wellstat and the Regents shall select the Patent Arbitrator. In the event that Wellstat and the Regents are not able to reach agreement on the selection of the Patent Arbitrator prior to the expiration of such thirty (30)-day period, then within five (5) days after such expiration, each of Wellstat, on the one hand, and the Regents and Repligen, on the other hand, shall name one (1) Neutral party as a selection representative (together, the “Selection Representatives”). The two (2) Selection Representatives will confer and will select the Patent Arbitrator no later than fifteen (15) days after the date the last Selection Representative is named. In the event that the Selection Representatives cannot agree on the Patent Arbitrator within such time period, the Selection Representatives will select a Neutral third party who will then select such Patent Arbitrator. In the event that the Selection Representatives cannot agree on a Neutral third party to select the Patent Arbitrator, or such Neutral shall not be able to select a Patent Arbitrator, each of Wellstat, on the one hand, and the Regents and Repligen, on the other hand, shall submit one name of a proposed Patent Arbitrator, along with resume of such proposed Patent Arbitrator, to Hon. Herbert B. Hoffman so long as Judge Hoffman is Neutral (or, if Judge Hoffman is not Neutral or otherwise unable or unwilling to assist, to a Neutral, retired judge reasonably acceptable to the Parties), who will select the Patent Arbitrator. Prior to the selection of any Person as the Patent Arbitrator, such Person shall disclose to the Parties any circumstance likely to be deemed by any Party to potentially affect impartiality, including any bias or any financial or personal interest in the result of the arbitration or any past or present relationship with the Parties or their counsel. If, following such disclosure, any of the Parties reasonably believes that the Patent Arbitrator is not Neutral, a new Patent Arbitrator shall be selected in the manner described in this Section 2.2.1 within five (5) days after disqualification of the Patent Arbitrator.

2.2.2 Selection of Successor Arbitrator. If, following selection of the Patent Arbitrator, the Regents and Wellstat receive either (x) notification from the Patent Arbitrator of his or her inability or unwillingness to serve as patent arbitrator or (y) evidence that such Patent Arbitrator is not Neutral, unless such conflict has been expressly waived by the non-conflicted Party or Parties, the Parties shall, within thirty (30) days after receipt of such notice or evidence, select a new Patent Arbitrator in accordance with the provisions of Section 2.2.1 of this Agreement. In the event a new Patent Arbitrator is selected after the patent arbitration proceedings contemplated by this Section 2 have begun, the new Patent Arbitrator shall initiate a new patent arbitration proceeding and may, in his or her discretion, rely on any materials submitted to his predecessor.

2.3 Location of Patent Arbitration. The location of all patent arbitration proceedings under this Section 2 shall be Washington D.C. or such other location as mutually agreed by Wellstat, the Regents and, if the Page Applications are subject to patent arbitration, Repligen.

2.4 Scope of Arbitration. The Patent Arbitrator shall conduct a comprehensive analysis to determine the correct inventor(s) of each claim in the Naviaux Applications, the von Borstel Applications and, if requested as described in Section 2.1.2 above, the Page Applications. In particular, the Patent Arbitrator shall determine, on a claim-by-claim basis, (a) who as among the

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Regents Inventors or the Wellstat Inventors is/are the inventor(s) of each of the claims in the Naviaux Applications and the von Borstel Applications; and (b) if requested by Wellstat or Repligen, as provided by Section 2.1.2, who as among the Regents Inventors, the Wellstat Inventors or the Third Party Inventors is/are the inventor(s) of each of the claims in the Page Applications. The analysis of the Patent Arbitrator will reach issues of inventorship and derivation only and shall not extend to priority of invention or any other matter of patent law or practice.

2.5 Scope of Patent Arbitrator’s Review; Evidence. The Patent Arbitrator may consider any evidence that he or she determines is necessary to his or her understanding and determination of the inventorship of the claims in the applications subject to the arbitration. Wellstat, the Regents and, to the extent that the Page Applications are subject to the arbitration, Repligen may offer such evidence as is relevant and material to the determination of inventorship and shall produce any additional materials requested by the Patent Arbitrator. Notwithstanding the foregoing, no Party to the arbitration will be required to create any new evidence or materials for purposes of the patent arbitration described in this Section 2. The Patent Arbitrator shall give each piece of evidence only such weight as he or she shall determine in his or her sole discretion and the Parties to the arbitration shall submit to the Patent Arbitrator’s sole determination of the relevance and materiality of the evidence offered.

2.6 Procedure. The Patent Arbitrator will work with the Parties to establish a procedure for the conduct of the patent arbitration, provided that:

2.6.1 Submission of Materials. Each Party may submit to the Patent Arbitrator and to any other Party to the arbitration, an analysis of the inventorship issues with respect to the claims in the patent applications subject to the patent arbitration, including references to any evidence such Party determines is necessary or useful to support its positions (such submission, the “Position Binder”).

2.6.2 Rebuttal Materials. Each Party may submit a rebuttal to the analysis contained in the opposing Position Binder with an analysis and references to any evidence such Party determines is necessary or useful to support its rebuttal positions (such rebuttal submission, the “Rebuttal Binder”).

2.6.3 Evidence. Evidence may include, but is not limited to, all documents, deposition transcripts, affidavits and discovery responses that are of record in the Litigation. The Parties may object, pursuant to the Federal Rules of Evidence, to consideration by the Patent Arbitrator of evidence submitted by any Party and the Patent Arbitrator shall rule on the admissibility of the challenged evidence.

2.6.4 Interviews. The Patent Arbitrator may conduct such interviews as he or she determines are necessary or useful to make a determination of inventorship with respect to any claim contained in the applications that are the subject of the patent arbitration described in this Section 2. During such interviews, any Party may be represented by counsel, including, but not limited to, representation by counsel of record in the Litigation. Each Party shall be entitled to designate no more than three (3) representatives to attend any such interview and one representative of the

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opposing Party may cross-examine the Person being interviewed for a period of time not to exceed one (1) day; provided that all such representatives shall have executed a confidentiality agreement in a form agreed by the Parties. Following the cross-examination specified in the preceding sentence, the Party being interviewed may be questioned by the counsel for the Party proffering the Person for a period of time not to exceed one (1) day. All interviews shall be conducted in the presence of a court reporter and the cost of such court reporter for any interview shall be split equally among the Parties requesting transcripts of such interview.

2.6.5 Affidavits. The Patent Arbitrator may request, receive and consider the evidence of witnesses by affidavit, and shall give such evidence and any interview testimony such weight as the Patent Arbitrator determines is appropriate. If the Party against whom the affidavit is proffered objects, and the Party submitting such affidavit does not elect or is unable to make the affiant available for one (1) day of cross-examination by the Party against whom the affidavit is proffered, then the Patent Arbitrator may consider such evidence with any reduced weight as the Patent Arbitrator may deem appropriate given the affiant’s failure to appear and the reasons for such failure.

2.6.6 Oral Argument. Each of the Parties may, along with its counsel, make an oral argument before the Patent Arbitrator to supplement or augment the analysis contained in the Position and Rebuttal Binders. The length of, and procedures for, such oral arguments shall be determined by the Patent Arbitrator. The Patent Arbitrator may ask questions of the Party and its counsel to assist the Patent Arbitrator in making his determination of inventorship. During such oral argument, the Parties may only use evidence that is of record in the Litigation or set forth in or by reference in the Position or Rebuttal Binders, or was otherwise developed in the Patent Arbitrator’s witness interviews.

2.6.7 Inventorship Determination. The Patent Arbitrator shall make a determination regarding inventorship of each claim in the Naviaux Applications, the von Borstel Applications and, if applicable, the Page Applications as soon as practicable. The Patent Arbitrator’s determination of inventorship on a claim by claim basis shall be set out in writing and shall contain a brief explanation of the reasoning behind the determination with regard to each claim.

2.6.8 Interim Measures and Final Orders. The Patent Arbitrator may issue such orders for interim or final relief as the Patent Arbitrator may deem necessary to safeguard the property that is the subject matter of the patent arbitration, to preserve evidence, and to protect trade secrets or other proprietary information that might be disclosed during the arbitration.

2.7 Subsequent Patent and Trademark Office Action. If, at any time following the determination of the Patent Arbitrator in the patent arbitration, as a result of the prosecution of the applications that are the subject of the patent arbitration set forth in this Section 2 or subsequent actions by the PTO or its international equivalents, a modification of any one or more claims of an application, the inventorship of which was the subject of the patent arbitration described in this Section 2, results in a change of scope of such claims(s) such that Wellstat, the Regents or, in the case of the Page Applications, Repligen reasonably determine that the determination of inventorship by the Patent Arbitrator does not reach such claim(s) as modified, the Parties agree to cooperate in good faith to determine the inventorship of such claim(s) and

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accordingly modify the patent application to appropriately set forth such inventorship. In the event the Parties are unable to agree on the inventorship of such claim(s), the Parties agree that, at the time a notice of allowance (or its foreign equivalent) is issued with regard to a patent containing any such claim(s), the inventorship of such claim(s) (and only such claim(s)) shall be submitted to patent arbitration under the rules and procedures set forth in this Section 2 and using the same Patent Arbitrator who conducted the arbitration under this Section 2 (unless not available or unwilling). Notwithstanding the foregoing, if the Patent Arbitrator, upon learning of the new scope of the claim(s), does not believe a revision should be made in the inventorship determination, the Patent Arbitrator may so decide in his or her sole discretion without the formality of an arbitration proceeding and the Parties agree to be so bound by such determination.

2.8 Fees. The Patent Arbitrator’s per-diem fee shall be agreed upon by Wellstat, the Regents and the Patent Arbitrator prior to commencement of activities by the Patent Arbitrator and all fees and expenses for arbitration with respect to the Naviaux Applications and the von Borstel Applications shall be shared equally by Wellstat and the Regents. To the extent that Repligen is a party to the arbitration, all fees and expenses for arbitration apportionable to the Page Applications shall be paid by Wellstat or Repligen or shared equally by Wellstat and Repligen in accordance with Section 2.1.2.

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EXHIBIT D

Article 3 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit D are set forth in Exhibit H)

3. Ownership of Patent Rights.

3.1 Naviaux Applications.

3.1.1 If the Patent Arbitrator determines that no Wellstat Inventor is an inventor on even a single claim in the Naviaux Applications, then (a) the Regents will be the sole owner of the Naviaux Applications; (b) the Regents will grant to Wellstat a license under all claims in the Naviaux Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; and (c) the prosecution of the Naviaux Applications, including, but not limited to, the national phase applications previously filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa, shall be controlled by the Regents and all costs of Patent Prosecution of the Naviaux Applications and any patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.1.2 If the Patent Arbitrator determines that (a) a Wellstat Inventor is an inventor on one or more claims in the Naviaux Applications and (b) that a Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the Naviaux Applications, then (w) the Naviaux Applications will be owned jointly by the Regents and Wellstat, (x) the Regents will grant to Wellstat a license under all claims in the Naviaux Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (y) the Regents shall take all steps necessary to amend the applications to add such Wellstat Inventor(s), Regents Inventor(s), and/or Third Party Inventor(s), as the case may be, as an inventor and to make any other changes to reflect the determination of the Patent Arbitrator; and (z) subject to the following sentences of this Section 3.1.2, the prosecution of the Naviaux Applications shall be controlled by the Regents and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7. If the Patent Arbitrator determines that Wellstat Inventor(s) are the sole inventor(s) on any of the claims in the Naviaux Applications that are to be owned jointly by the Regents and Wellstat pursuant to (w) above, then to the extent reasonably practicable, such claims shall be separated into one or more separate applications (e.g., continuation applications). Regardless of whether such claims are so separated, notwithstanding (z) above, the prosecution of all such claims and separate applications shall be controlled by Wellstat and all costs (including attorneys’ fees) of Patent Prosecution of such claims and separate applications (and patents issuing therefrom) after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.1.3 If the Patent Arbitrator determines that Wellstat Inventors are the sole inventors on all of the claims in the Naviaux Applications, then (a) Wellstat shall be the sole owner of the Naviaux Applications; (b) the Regents will take all steps necessary to amend the applications to add such Wellstat Inventor(s) as the sole inventor(s) and to remove all other inventors; (c) Wellstat shall at

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its sole cost and expense assume control of Patent Prosecution of such applications and any patents resulting therefrom; and (d) Repligen shall be released from any and all obligations under the December 2000 License, as amended, with respect to such Naviaux Applications.

3.2 Von Borstel Applications.

3.2.1 If the Patent Arbitrator determines no Regents Inventor or Third Party Inventor is an inventor on even a single claim in the von Borstel Applications, then (a) Wellstat will be the sole owner of the von Borstel Applications and (b) Patent Prosecution of the von Borstel Applications shall be controlled by Wellstat at its sole cost and expense.

3.2.2 If the Patent Arbitrator determines that (a) a Regents Inventor and/or a Third Party Inventor is an inventor on one or more of the claims in the von Borstel Applications and (b) a Wellstat Inventor is an inventor on one or more of the claims in such applications, then the (v) the von Borstel Applications will be owned jointly by the Regents and Wellstat; (w) the Regents will grant Wellstat a license under the claims in the von Borstel Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (x) Wellstat shall take all steps necessary to amend the applications to add such Regents Inventor(s) and/or Third Party Inventor(s), as the case may be, as an inventor and to make any other changes to reflect the determination of the Patent Arbitrator; (y) the claims in the von Borstel Applications will be included in the Amended Repligen Licenses to the extent provided therein; and (z) subject to the following sentences of this Section 3.2.2, the prosecution of the von Borstel Applications shall be controlled by Wellstat and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7. If the Patent Arbitrator determines that Regents Inventor(s) and/or Third Party Inventor(s) are the only inventor(s) on any of the claims in the von Borstel Applications that are to be owned jointly by the Regents and Wellstat pursuant to (v) above, then to the extent reasonably practicable, such claims shall be separated into one or more separate applications (e.g., continuation applications). Regardless of whether such claims are so separated, notwithstanding (z) above, the prosecution of all such claims and separate applications shall be controlled by the Regents and all costs (including attorneys’ fees) of Patent Prosecution of such claims and separate applications and patents incurred by the Regents after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

3.2.3 If the Patent Arbitrator determines that Regents Inventors and/or Third Party Inventors are the only inventors on all of the claims in the von Borstel Applications, then (a) the Regents will be the sole owner of the von Borstel Applications; (b) the Regents will grant to Wellstat a license under all claims in the von Borstel Applications pursuant to the terms and conditions of the Regents/Wellstat License Agreement; (c) Wellstat shall take all steps necessary to amend the applications to add such Regents Inventor(s) and/or Third Party Inventor(s) as the sole inventor(s) and to remove all other inventors; (d) the claims in the von Borstel Applications will be included in the December 2000 License, as amended, to the extent provided therein; and (e) the prosecution of the von Borstel Applications shall be controlled by the Regents and all costs of Patent Prosecution (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s determination shall be shared as set forth in Section 5.7.

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3.3 Page Applications.

3.3.1 If the Patent Arbitrator reviews the inventorship of the Page Applications and determines that the inventors identified in such applications are incorrect in any way, then the Regents shall use its best efforts to take the necessary steps to have the inventorship amended to reflect the determination of the Patent Arbitrator. If the Patent Arbitrator does not review the inventorship of the Page Applications or if the Patent Arbitrator determines Page to be an inventor on the Page Applications, then to the extent it is able to do so, the Regents will grant Wellstat a license under the claims in the Page Applications on the terms and conditions of the Regents/Wellstat License Agreement.

3.3.2 The Parties acknowledge that the Regents’ ability to grant Wellstat such an exclusive license is subject to the appropriate adjustment of Repligen’s contractual obligations to Deborah Brewer and Charles Moseley (and/or the assignment of such obligations to Wellstat) to reflect the fact that Repligen will not be commercializing Acylated Pyrimidines. The Parties will work in good faith to effectuate such adjustment or assignment promptly. To the extent the Regents is not able to grant Wellstat such an exclusive license, it shall grant Wellstat a license under all the claims in the Page Applications on the terms and conditions set forth in the Regents/Wellstat License Agreement.

3.3.3 If the Patent Arbitrator does not review the inventorship of the Page Applications or if the Patent Arbitrator reviews the inventorship of the Page Applications and determines that Deborah Brewer or Charles Moseley is an inventor on one or more of the Page Applications, then the prosecution of the Page Applications shall continue to be controlled by Repligen and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the date of the Patent Arbitrator’s decision shall be shared as set forth in Section 5.7. If, however, the Patent Arbitrator determines that neither Deborah Brewer nor Charles Moseley is an inventor on the Page Applications, then the prosecution of the Page Applications shall be controlled by the Regents and any costs of Patent Prosecution of the Page Applications and patents resulting therefrom (including attorneys’ fees) incurred after the Patent Arbitrator’s decision shall be shared as set forth in Section 5.7.

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EXHIBIT E

Rights Charts

These charts generally reflect the allocation of the patent rights under the Regents/Wellstat Settlement Agreement, the Regents/Wellstat License Agreement, and the Amended Repligen Licenses (Regents/Repligen License Agreements dated November 28, 2000 and December 13, 2000, each as amended as of even date herewith), before and after termination of the Regents/Wellstat License Agreement (and assume the Amended Repligen Licenses are still in effect).

Pre Termination of Regents/Wellstat License Agreement

Inventor(s) on Patent Claims	Reserved Rights under such Patent Claim	UC Rights under such Patent Claims	Repligen Rights under such Patent Claims	Wellstat Rights under such Patent Claims
von Borstel Invented Claims (Wellstat Inventors alone)	Reserved rights for Brewer, and Moseley, if any	No right to practice	*	*

Jointly Invented Claims (Wellstat and either Repligen or Regents Inventors, or all three parties’ inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Naviaux/Page Invented Claims (Repligen and/or Regents Inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Notes:

(1) Acylated Pyrimidines in weight percentages greater than a Permitted Impurity and a Permitted Impurity of compounds that are not Acylated Pyrimidines covered by a Valid Claim

(2) Compounds that are not Acylated Pyrimidines covered by a Valid Claim in weight percentages greater than a Permitted Impurity and a Permitted Impurity of Acylated Pyrimidines

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Post Termination of Regents/Wellstat License Agreement

Inventor(s) on Patent Claims	Reserved Rights under such Patent Claim	UC Rights under such Patent Claims	Repligen Rights under such Patent Claims	Wellstat Rights under such Patent Claims
von Borstel Invented Claims (Wellstat Inventors)	Reserved rights for Brewer and Moseley, if any	No right to practice	*	*

Jointly Invented Claims (Wellstat and either Repligen or Regents, or all three parties’ inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Naviaux/Page Invented Claims (Repligen and/or Regents Inventors)	Reserved rights for Brewer and Moseley	Rights for research, educational, and publication purposes	*	*

Notes:

1 Acylated Pyrimidines in weight percentages greater than a Permitted Impurity and a Permitted Impurity of compounds that are not Acylated Pyrimidines covered by a Valid Claim

2 Compounds that are not Acylated Pyrimidines covered by a Valid Claim in weight percentages greater than a Permitted Impurity and a Permitted Impurity of Acylated Pyrimidines

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EXHIBIT F

Section 5.1.3 of Regents/Wellstat Settlement Agreement

(defined terms used in this Exhibit F are set forth in Exhibit H)

5.1.3	If Wellstat or Repligen does not want to pay the cost of Patent Prosecution of a patent application or patent in any particular country, Wellstat or Repligen, as the case may be, shall give prompt written notice (a “Withdrawal Notice”) of such fact to the Regents and to Wellstat or Repligen, as the case may be, and any license that the withdrawing party had prior to such Withdrawal Notice to any patent rights in such country shall thereafter be modified as provided in Section 2.3.5(c) of the Regents/Wellstat License Agreement in the case of Wellstat, and in Section 5.1(b)(3) of the Amended Repligen Licenses in the case of Repligen. From and after the date of delivery of the Withdrawal Notice, the withdrawing party shall not be obligated to pay any cost of Patent Prosecution of a patent application or patent in such country. For the avoidance of doubt, (a) until and unless both Wellstat and Repligen give a Withdrawal Notice to the Regents, the non-withdrawing party(ies) shall remain liable for such costs to the Regents in accordance with Section 5.7 and (b) from and after the date of delivery of Withdrawal Notices from both Wellstat and Repligen, the Regents shall, at its sole discretion, have the right but not the obligation to prosecute such patent applications and claims in such patent applications and maintain such patents.

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EXHIBIT G

Section 3.4.6 of Wellstat/Repligen Settlement Agreement

(defined terms used in this Exhibit G are set forth in Exhibit H)

3.4.6 The apportionment of costs for the Patent Prosecution of patents and/or patent applications within Patent Rights set forth herein shall be binding as between Wellstat and Repligen, but, subject to Paragraph 3.4.3 of this Agreement, Wellstat and Repligen shall each be jointly and severally liable to the Regents for any such costs incurred by the Regents after the date on which the Patent Arbitrator makes a determination regarding inventorship of claims within the Patent Rights pursuant to Section 2.6.7 of the Regents/Wellstat Settlement Agreement that are obligated to be reimbursed by Wellstat or Repligen. Any such costs shall be paid within thirty (30) days following receipt by the party obligated to pay such costs of an itemized invoice from the party initially incurring such costs. The apportionment of costs for the Patent Prosecution of patents and/or patent applications shall be as follows, regardless of which party controls the prosecution:

Naviaux/Von Borstel Patent Prosecution Cost Sharing

Inventorship Determination	Applications for Non-Acylated Pyrimidines Only*	Applications for Acylated Pyrimidines Only*	Any Application Containing Both Acylated & Non- Acylated Pyrimidines Claims*
If only Regents Inventors and/or Third Party Inventors are determined to be the inventors:	Repligen pays 100%	Wellstat pays 100%	Repligen pays 50% Wellstat pays 50%

If only Wellstat Inventors are determined to be the inventors:	Wellstat pays 100%	Wellstat pays 100%	Wellstat pays 100%

If both (i) Regents Inventors and/or Third Party Inventors & (ii) Wellstat Inventors are determined to be the inventors:	Repligen pays 50% Wellstat pays 50%	Wellstat pays 100%	Repligen pays 25% Wellstat pays 75%

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Page Patent Prosecution Cost Sharing

Inventor Determination	Cost Sharing
If neither Repligen nor Wellstat requests de novo review of Page Application:	Repligen pays 75% Wellstat pays 25%

If Patent Arbitrator determines Page is the only inventor:	Repligen pays 50% Wellstat pays 50%

If Patent Arbitrator determines Page and either Brewer or Moseley are inventors:	Repligen pays 75% Wellstat pays 25%

If Patent Arbitrator determines Brewer and/or Moseley are the only inventors:	Repligen pays 50% Wellstat pays 50%

* Determined by whether the making (or the use in practicing a claimed method) of Acylated Pyrimidines or Non-Acylated Pyrimidines would literally infringe the claim.

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EXHIBIT H

Article 1 of Regents/Wellstat Settlement Agreement

1. Definitions. For purposes of this Agreement, each of the following terms or phrases shall have the meaning ascribed thereto.

1.1 Actions and Claims” mean any and all claims, demands, obligations or causes of action for compensatory or punitive damages, unjust enrichment, costs, losses, expenses, attorney’s fees and compensation, whether based on statute, tort, contract or other theory of recovery, that have accrued or may accrue as a result of events which have already occurred, and that relate to the subject matter referenced in the Complaint, the First, Second and Third Amended Complaints, the Cross-Complaint and the Amended Cross-Complaint filed in the Litigation, excluding claims of interference proceedings as described in Section 2.1.5 of this Agreement and/or claims of inventorship, which will be governed by arbitration as set forth in Section 2 of this Agreement.

1.2 Acylated Pyrimidines” means a derivative of a uridine nucleoside or nucleotide or a derivative of a cytidine nucleoside or nucleotide in which an acyl substituent derived from a carboxylic acid is attached to one or more of the free hydroxyl groups of the ribose moiety of the nucleoside with an ester linkage and/or where such a substituent is attached to the amine substituent of the pyrimidine ring of cytidine, with an amide linkage. Such acyl substituents are derived from carboxylic acids which include, but are not limited to, compounds selected from the group consisting of a fatty acid, an amino acid, nicotinic acid, dicarboxylic acids, lactic acid, p-aminobenzoic acid and orotic acid. A compound is included in “Acylated Pyrimidines” based on its chemical structure, regardless of the manner in which it is made. By way of example and not limitation, Acylated Pyrimidines include, but are not limited to 2’,3’,5’-tri-O-acetyluridine, 2’-O-propanoyluridine, N4-acetylcytidine, 2’-O-acetyl-3’-O-ethoxyuridine, uridine 2’-O-malonate, and 2’,3’-diacetyluridine-5’-monophosphate. By way of example and not limitation, Acylated Pyrimidines exclude uridine, cytidine, acyl derivatives of 6-carboxycytidine, 2’-O-carboxypropyluridine, 3’-O-acetoxyethyluridine, and uridine-5’-monophosphate.

1.3 “Affiliate” means any Person that controls, is controlled by, or is under common control with a specified Person. For purposes of this Section, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

1.4 “Amended Repligen Licenses” means the License Agreement dated November 28, 2000 (the “November 2000 License”) between Repligen and the Regents for Case No. SD 2000-166 “Treatment for Hyperuricosuric Autism” and the License

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Agreement dated December 13, 2000 (the “December 2000 License”) between Repligen and the Regents for Case No. SD 1999-068 “The Use of PN401 in the Treatment of Mitochondrial Disease,” each as amended as of even date herewith. The Amended Repligen Licenses shall be attached hereto as Exhibit A and Exhibit B.

1.5 “CTA” means the August 1995 Clinical Trial Agreement between the Regents and Wellstat, attached hereto as Exhibit C.

1.6 “Effective Date” means the date on which the last-to-sign party executes a counterpart of the last-to-be-executed of any of the Resolution Documents.

1.7 “FDA” means the United States Food and Drug Administration.

1.8 “Naviaux Applications” means U.S. Application No. 60/121,588 and the corresponding PCT application WO 00/50043 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing. Naviaux Applications shall include, inter alia, the national phase applications based on WO 00/50043 filed by Wellstat in Hungary, Israel, Republic of Korea, Mexico, New Zealand, Russia and South Africa.

1.9 “Naviaux Study” means Naviaux’s treatment of patients with mitochondrial disorders with PN401.

1.10 “Neutral” shall mean a third party who, during the pendancy of his or her involvement in matters specified in Section 2 and/or Section 15 of this Agreement, does not and shall not have any “conflict of interest” (personal or imputed) with any of the Parties, as that term is defined in the Model Rules of Professional Conduct approved by the American Bar Association House of Delegates, August 2002, unless such conflict has been expressly waived by the non-conflicted Party or Parties. For purposes of interpreting conflict of interest provisions of the Model Rules, (i) a party appearing in a separate current matter before an arbitrator or mediator shall be deemed a “client” of the arbitrator or mediator, (ii) a personal “conflict of interest” in one or more members of a given ADR organization shall not create an imputed “conflict of interest” in the other members of such ADR organization and (iii) none of the Regents, Wellstat and Repligen will be considered a “client” of the Hon. Herbert B. Hoffman solely by virtue of his acting as a mediator in the negotiation of the Resolution Documents.

1.11 “Non-Acylated Pyrimidines” means any pyrimidine, derivative of a pyrimidine, or pyrimidine-based nucleoside, other than an Acylated Pyrimidine.

1.12 “Page Applications” means U.S. Application No. 09/689,551 and the corresponding PCT application WO 02/30354 and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

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1.13 “Patent Arbitrator” means a single, Neutral arbitrator, who is a member of the patent bar.

1.14 “Patent Prosecution” means the preparation, filing, prosecution and maintenance of patent and/or patent applications, including, without limitation, activities in connection with any patentability opinions, inventorship determinations, re-examinations, reissues, interferences and/or opposition activities arising out of the foregoing, but excluding interferences and/or opposition activities in connection with interferences and/or oppositions between the Regents, Wellstat, and/or Repligen. For the avoidance of doubt, Patent Prosecution shall not include activities in connection with the patent arbitration contemplated by Article 2 of this Agreement.

1.15 “Patent Rights” means all rights under patent laws anywhere in the world in and to the Naviaux Applications, the von Borstel Applications and/or the Page Applications.

1.16 “Person” means any individual, sole proprietorship, partnership, joint venture, trust, union, unincorporated organization, corporation, limited partnership, limited liability partnership, limited liability company, governmental agency or department, or other entity or organization.

1.17 “Proprietary Information” means all proprietary information and confidential information owned by, licensed to, or controlled by Wellstat, which may include, but is not limited to, materials, compounds, specifications, chemical formulas, formulations, devices, apparatuses, instrumentation, preparations, processes, methods, assays, data, preclinical and clinical data, laboratory methods, manufacturing and production methods, methods of detection, mechanisms of action, results from on-going investigations, studies, reports or summaries relating to FDA and other regulatory compliance, chemistry, toxicology, pharmacology and pharmacokinetics information, research and development plans, clinical plans and protocols, market research, business plans, sales and marketing information, financial information, technical information, know-how, show-how, and other sensitive business information. Without limiting the breadth of the foregoing, Wellstat specifically considers its Investigators’ Drug Brochures, the specifications and particle size of PN401 and unpublished clinical data relating to PN401 to be Proprietary Information. Proprietary Information shall not include: (a) information which at the time of disclosure to the Regents or its Affiliates is in the public domain through no breach of any confidentiality obligation on the part of the Regents or its Affiliates, agents or employees (provided that information in the public domain as a result of a breach of a confidentiality obligation alleged by Wellstat in the Litigation shall be excluded from the definition of Proprietary Information); (b) information which, after disclosure to the Regents or its Affiliates, becomes part of the public domain by publication or otherwise through no act or omission of the Regents or its Affiliates, agents or employees; (c) information received by the Regents or its Affiliates from a third party who did not receive such information under an obligation of confidentiality to

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Wellstat or its Affiliates; (d) information which is required to be disclosed by the Regents to comply with applicable laws or regulations (including the California Public Records Act); or (e) information that the Regents can establish by written records was in its possession at the time of disclosure to the Regents or its Affiliates; provided, that (i) the exception described in subparagraph (e) does not apply to information received by the Regents or its Affiliates as a result of the Litigation or to information relating to Acylated Pyrimidines that the Regents or its Affiliates, agents or employees previously has received from Wellstat or Repligen and (ii) Proprietary Information shall not be deemed to be in the public domain merely because part of such Proprietary Information is embodied in general disclosures or because individual features, components or combinations of such Proprietary Information are now or become known to the public.

1.18 “PTO” means the United States Patent and Trademark Office.

1.19 “Regents Inventor” means, with respect to a claim, Naviaux, Dr. Theodore Page (“Page”), or any Person who is obliged to assign rights in the invention disclosed in such claim to the Regents other than pursuant to Section 3, and shall expressly exclude von Borstel and Dr. Joel Saydoff.

1.20 “Regents Released Parties” means any or all of (a) the Regents, (b) the current or former Affiliates of the Regents, (c) the successors and assigns of the entities and individuals described in clauses (a) and (b) of this Section, and (d) the officers, directors, trustees and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including Naviaux.

1.21 “Regents/Repligen Settlement Agreement” means that certain Regents/Repligen Settlement Agreement of even date herewith between the Regents, Repligen and Naviaux and attached hereto as Exhibit D.

1.22 “Regents/Wellstat License Agreement” means that certain License Agreement of even date herewith between the Regents and Wellstat and attached hereto as Exhibit E.

1.23 “Resolution Documents” means this Agreement, the Regents/Repligen Settlement Agreement, the Wellstat/Repligen Settlement Agreement, the Regents/Wellstat License Agreement, and each of the Amended Repligen Licenses.

1.24 “Selection Representative” shall have the meaning set forth in Section 2.2.

1.25 “Sponsor Rights” means the overriding obligations to the Federal government under 35 U.S. C. §§ 200-212 and applicable governmental implementing regulations that may exist based on federal grant monies received by Naviaux and/or Page as of the date the Naviaux Applications and/or the Page Applications, respectively, were filed.

1.26 “Term Sheet Effective Date” means July 11, 2003.

1.27 “Third Party Inventor” means Deborah Brewer or Charles Moseley.

1.28 “TTIPS” means the Office of Technology Transfer and Intellectual Property Services at UCSD.

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1.29 “UCSD” means the University of California, San Diego.

1.30 “von Borstel Applications” means U.S. Application Nos. 09/144,096, 09/838,136, 09/930,494, 09/763,955, and the corresponding PCT applications WO 00/11952 and WO 03/15516, and any continuing applications thereof, including continuations, divisions, substitutions, continuations-in-part, and any patents issued with respect to any such applications, including any reissue, re-examination, renewal or extension of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing, but specifically excludes U.S. Patent No. 6,472,378.

1.31 “Wellstat Inventor” means, with respect to a claim, von Borstel or any other Person who is obliged to assign rights in the invention disclosed in such claim to Wellstat or one or more of its Affiliates other than pursuant to Section 3 and shall expressly exclude Naviaux, Page, Deborah Brewer and Charles Moseley.

1.32 “Wellstat Released Parties” means any or all of (a) Wellstat, (b) the current and former Affiliates of Wellstat, (c) the successors and assignees of the entities and individuals described in clauses (a) and (b) of this Section and (d) the officers, directors and employees of the entities and individuals described in clauses (a), (b) and (c) of this Section, including von Borstel.

1.33 “Wellstat/Repligen Settlement Agreement” means that certain Wellstat/Repligen Settlement Agreement dated as of even date herewith between Wellstat and Repligen and attached hereto as Exhibit F.

1.34 “Yu Study” means the program of treatment of patients with 5’ Nucleotidase Excess Disorder with PN401 by Dr. Alice Yu and her colleagues.

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